UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.      )

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1st Constitution Bancorp
(Name of Registrant as Specified In Its Charter)

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1ST CONSTITUTION BANCORP
P.O. Box 634
2650 Route 130 North
Cranbury, New Jersey 08512

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD THURSDAY, MAY 21, 2015

To Our Shareholders:

The 2015 Annual Meeting of Shareholders of 1st Constitution Bancorp will be held on Thursday, May 21, 2015 at 3:00 p.m. Eastern Time at the Forsgate Country Club, 375 Forsgate Drive, Monroe Township, New Jersey.

At the Annual Meeting, shareholders will be asked to consider and vote upon the following matters:

1.	The election of one director to the Company’s Board of Directors;

2.	The adoption of the 1st Constitution Bancorp 2015 Directors Stock Plan;

3.	The approval of the compensation of our named executive officers on an advisory (non-binding) basis;

4.	The ratification of the selection of BDO USA LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year; and

5.	The conduct of other business if properly raised.

Shareholders of record at the close of business on April 1, 2015 are entitled to notice of, and to vote at, the Annual Meeting.  Whether or not you contemplate attending the Annual Meeting, we suggest that you promptly execute the enclosed proxy and return it to the Company. You may revoke your proxy at any time prior to the exercise of the proxy by delivering to the Company a later-dated proxy or by delivering a written notice of revocation to the Company.

The Board of Directors of the Company believes that the election of the nominee, the adoption of the 2015 Directors Stock Plan and the other proposals being submitted to the shareholders are in the best interest of the Company and its shareholders and urges you to vote in favor of the nominee and the proposals.

Important notice regarding the availability of proxy materials for the 2015 Annual Meeting of Shareholders: The Proxy Statement for the 2015 Annual Meeting of Shareholders and 2014 Annual Report to Shareholders are available at: www.edocumentview.com/FCCY.

By Order of the Board of Directors

ROBERT F. MANGANO President and Chief Executive Officer

Cranbury, New Jersey
April 13, 2015

YOUR VOTE IS IMPORTANT

To assure your representation at the Annual Meeting, please vote your proxy as promptly as possible, whether or not you plan to attend the Annual Meeting.  The prompt return of proxies will save the Company the expense of further requests for proxies to ensure a quorum at the Annual Meeting. A stamped self-addressed envelope is enclosed for your convenience.

1ST CONSTITUTION BANCORP
P.O. Box 634
2650 Route 130 North
Cranbury, New Jersey 08512

PROXY STATEMENT FOR ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD ON MAY 21, 2015

GENERAL PROXY STATEMENT INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of 1st Constitution Bancorp (the “Company”), for use at the 2015 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on May 21, 2015, at 3:00 p.m. Eastern Time, at the Forsgate Country Club, 375 Forsgate Drive, Monroe Township, New Jersey.

The first date on which this proxy statement and the enclosed form of proxy are being sent to the shareholders of the Company is on or about April 13, 2015.

The Company’s principal executive office is P.O. Box 634, 2650 Route 130 North, Cranbury, New Jersey 08512.  1st Constitution Bank is a wholly-owned subsidiary of the Company and is sometimes referred to as the “Bank.”

Outstanding Securities and Voting Rights and Procedures

The Board of Directors fixed the close of business of the Company (5:00 p.m. Eastern Time) on April 1, 2015 as the record date and time for determining shareholders entitled to notice of, and to vote at, the Annual Meeting.  Only shareholders of record as of that date and hour will be entitled to notice of, and to vote at, the Annual Meeting.

On the record date, there were 7,147,578 shares of common stock of the Company outstanding and eligible to be voted at the Annual Meeting. Each share is entitled to one vote on each matter properly brought before the Annual Meeting.  Other than Company common stock, there are no other outstanding securities of the Company entitled to vote at the Annual Meeting.

If the enclosed proxy card is properly signed by a shareholder and is not revoked, the shares represented thereby will be voted at the Annual Meeting in the manner specified on the proxy. However, if a proxy solicited by the Board of Directors does not specify how it is to be voted, it will be voted as the Board recommends, that is, (a) “FOR” the election of the one nominee for director named in this proxy statement; (b) “FOR” the adoption of the 2015 Directors Stock Plan; (c) “FOR” the approval (on an advisory basis) of the compensation of our named executive officers; (d) “FOR” the ratification of the selection of BDO USA LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year; and (e) in connection with the conduct of other business, if properly raised, in accordance with the judgment of the person or persons named as proxies. If, for any reason, the nominee for director is unable or unavailable to serve or for good cause will not serve, an event that we do not anticipate, the shares represented by the accompanying proxy will be voted for a substitute nominee designated by the Board or the size of the Board may be reduced.

If any other matters are properly presented at the Annual Meeting for consideration, such as consideration of a motion to adjourn the Annual Meeting to another time or place, the persons named as proxies will have discretion to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote, unless the shareholder otherwise specifies in the proxy.  At the date of this proxy statement, we do not anticipate that any other matters will be raised at the Annual Meeting.

Required Vote

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote generally is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker “non-votes” are counted as present and entitled to vote for purposes of determining a quorum. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that item and has not received voting instructions from the beneficial owner.

Certain proposals, such as the ratification of the appointment of auditors, are considered “routine” matters and brokers generally may vote on behalf of beneficial owners who have not furnished voting instructions. For “non-routine” proposals, such as the election of directors, the adoption of the 2015 Directors Stock Plan and the advisory vote to approve the compensation of our named executive officers, brokers may not vote on the proposals unless they have received voting instructions from the beneficial owner.

The affirmative vote of a plurality of the votes cast at the Annual Meeting is required to elect a director. An abstention or a broker non-vote will have no effect on the outcome of the vote on the election of a director. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to adopt the 2015 Directors Stock Plan, approve the compensation of our named executive officers and ratify the selection of BDO USA LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year. The vote for the approval of the compensation of our named executive officers is on an advisory basis and is therefore non-binding. For these last three proposals, abstentions and broker non-votes will not be counted as votes and, accordingly, will have no effect on the outcome of the vote.

Election inspectors appointed for the Annual Meeting will tabulate the votes cast by proxy or in person at the meeting. The election inspectors will determine whether or not a quorum is present. Votes will NOT be considered cast if the shares are not voted for any reason, including an abstention indicated as such on a written proxy or ballot, if directions are given in a written proxy to withhold votes, or if the votes are withheld by a broker.

Revocability of Proxies

Any shareholder giving a proxy has the right to attend and vote at the Annual Meeting in person. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy executed in your favor from the holder of record to be able to vote at the Annual Meeting. If you submit a proxy and then wish to change your vote, you will need to revoke the proxy that you have submitted. You can revoke your proxy at any time before it is exercised by voting in person at the Annual Meeting or by delivery of a properly executed, later-dated proxy or a written revocation of your proxy. A later-dated proxy or written revocation must be received before the meeting by the Corporate Secretary of the Company, at P.O. Box 634, 2650 Route 130 North, Cranbury, New Jersey 08512, or it must be delivered to the Corporate Secretary at the Annual Meeting before proxies are voted.

Multiple Copies of Annual Report and Proxy Statement

When more than one holder of Company common stock shares the same address, we may deliver only one annual report and one proxy statement to that address unless we have received contrary instructions from one or more of those shareholders.  Similarly, brokers and other intermediaries holding shares of Company common stock in “street name” for more than one beneficial owner with the same address may deliver only one annual report and one proxy statement to that address if they have received consent from the beneficial owners of the stock.

We will deliver promptly, upon written or oral request, a separate copy of the annual report and proxy statement to any shareholder, including a beneficial owner of stock held in “street name,” at a shared address to which a single copy of either of those documents was delivered.  You may make such a request in writing to Stephen J. Gilhooly, Senior Vice President and Chief Financial Officer, 1st Constitution Bancorp, at P.O. Box 634, 2650 Route 130 North, Cranbury, New Jersey 08512, or by calling Mr. Gilhooly at (609) 655-4500. This proxy statement and the annual report are available at: www.edocumentview.com/FCCY.

You may also contact Mr. Gilhooly at the address or telephone number above if you are a shareholder of record of the Company and you wish to receive a separate annual report or proxy statement, as applicable, in the future, or if you are currently receiving multiple copies of our annual report and proxy statement and want to request delivery of a single copy in the future. If your shares are held in “street name” and you want to increase or decrease the number of copies of our annual report and proxy statement delivered to your household in the future, you should contact the broker or other intermediary who holds the shares on your behalf.

Solicitation of Proxies

This proxy solicitation is being made by the Board. The cost of the solicitation will be borne by the Company.  In addition to the use of the mails, proxies may be solicited personally or by telephone, facsimile, email, or other electronic means by officers, directors and employees of the Company.  We will not specially compensate those persons for such solicitation activities.  Although we do not expect to do so, we may retain a proxy-soliciting firm to assist us in soliciting proxies.  If so, we would pay the proxy-soliciting firm a fee and reimburse it for certain out-of-pocket expenses. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to the beneficial owners of common stock held of record by such persons, and we will reimburse such persons for their reasonable expenses incurred in forwarding the materials.

Smaller Reporting Company

The Company has elected to prepare this proxy statement and other annual and periodic reports as a “smaller reporting company” consistent with rules of the Securities and Exchange Commission.

ITEM 1 - ELECTION OF DIRECTOR

The Company’s Board of Directors is divided into three separate classes of directors, designated as Class I, Class II and Class III.  The directors in Class I are serving a three-year term which expires in 2015; the directors in Class II are serving a three-year term which expires in 2016; and the directors in Class III are serving a three-year term which expires in 2017, and in each case until their successors are duly elected and qualified.  At each annual meeting, one class of directors will be elected for terms of three years to succeed those directors in the class whose terms then expire.

The Company’s certificate of incorporation requires each class of directors to consist as nearly as possible of one-third of the authorized number of directors.  In the event that a nominee stands for election as a director at an annual meeting as a result of an increase by the Board of Directors of the authorized number of directors and such nominee is to serve in a class of directors whose term is not expiring at such annual meeting, the nominee, if elected, may stand for an initial term expiring concurrent with the expiration of the term of the directors in the class to which such nominee is elected as a director.

The director nominee for election at the Annual Meeting is the nominee for election as a Class I director, Charles S. Crow, III, who, if elected, will serve a three-year term expiring in 2018 and until his successor is duly elected and qualified.  David C. Reed, the other Class I director, passed away on April 1, 2015, and as a result, he is not being nominated for election as a Class I director at the Annual Meeting.  On April 3, 2015, the Board of Directors decreased the size of the Board of Directors to five members from six members in accordance with the Company’s By-laws and thus eliminated the vacancy caused by Mr. Reed’s untimely passing.

The nominee was determined by the Board of Directors pursuant to the Company’s by-laws.  If, for any reason, the nominee for director is unable or unavailable to serve or for good cause will not serve, the shares represented by the accompanying proxy will be voted for a substitute nominee designated by the Board or the size of the Board may be reduced.  The Board believes that the named nominee is available, and, if elected, will be able to serve.

DIRECTORS AND EXECUTIVE OFFICERS

The following tables set forth (i) the name, age and class of the nominee for election to director, the names, ages and classes of the directors whose terms extend beyond 2015 and the name and age of the executive officer of the Company who does not also serve as director of the Company, (ii) the other positions and offices presently held by such persons with the Company, if any, (iii) the period during which such persons have served on the Board of Directors, if applicable, (iv) the expiration of each director’s term as director and (v) the principal occupations and employment of such persons during the past five years. Additional biographical information for each person follows the tables.

NOMINEE FOR ELECTION AT 2015 ANNUAL MEETING

Name and Position with the Company, if any	Age	Class	Director Since	Expiration of Term	Principal Occupation

Charles S. Crow, III, Chairman of the Board	65	III	1999	2015	Attorney, Crow & Cushing/ Princeton, New Jersey

Set forth below is the name of, and certain biographical information regarding, the director nominee.

Charles S. Crow, III has served as the Chairman of the Board of the Company and of the Bank since March 2005.  From February 2000 until May 2005, Mr. Crow served as corporate secretary of the Company.  Mr. Crow is a partner in the law firm of Crow & Cushing in Princeton, New Jersey, which is the successor to Crow & Associates.  From January 1, 1992 to November 30, 1998, Mr. Crow was a partner in the law firm of Crow & Tartanella in Somerset, New Jersey.  Mr. Crow serves as a director of both Arden-Sage Multi-Strategy TEI Fund and Arden-Sage Multi-Strategy Fund, each of which is a closed-end, non-diversified, management investment company that is registered under the Investment Company Act of 1940, as amended, as well as two mutual funds sponsored by Arden Asset Management, LLC, and registered under the Investment Company Act of 1940, namely Arden Alternative Strategies Fund (ARDNX) and Arden Alternative Strategies II (IARDX).  Mr. Crow is also a director of Aria Opportunity Offshore Fund, Ltd., Aria Opportunity Fund, Ltd., Blenheim Commodity Fund, Ltd., Blenheim Global Markets Fund, Ltd., Blenheim Diversified Dynamic Alpha Fund, Ltd., Otus Fund Ltd., Otus Fund SPC Ltd., Parsoon Opportunity Fund Ltd., Tenor Opportunity Master Fund, Ltd. and Tenor Opportunity Fund, Ltd., each an offshore private investment company.  In addition, Mr. Crow sits on the Board of Managers of Investor Analytics LLC., which provides risk reporting to portfolio managers, investors and others through the use of advanced mathematical tools and methodologies.  Mr. Crow is also a director and finance committee member of Centurion Ministries, Inc., a nonprofit entity that seeks to vindicate and free from prison those individuals in North America who are factually innocent of the crimes for which they have been unjustly convicted and imprisoned and is also a Trustee of the Antique Boat Museum in Clayton, New York, serving on the audit and finance committees.

Mr. Crow is qualified to serve on our Board of Directors because of his education, his business skills and expertise, and his extensive legal knowledge, acquired through the years from private legal practice as well as service on other boards.

DIRECTORS WHOSE TERMS EXTEND BEYOND THE 2015 ANNUAL MEETING

Name and Position with the Company, if any	Age	Class	Director Since	Expiration of Term	Principal Occupation

William M. Rue, Director and Corporate Secretary	67	II	1999	2016	Chairman, Charles E. Rue & Son, Inc./Trenton, New Jersey

Frank E. Walsh, III, Director	48	II	1999	2016	Vice President, Jupiter Capital Management Partners, LLC/Morristown, New Jersey

John P. Costas, Director	58	III	2011	2017	Managing Member of Costas Holdings, LLC/Key Largo, Florida

Robert F. Mangano, Director, President and Chief Executive Officer	69	III	1999	2017	President and Chief Executive Officer, 1st Constitution Bank/Cranbury, New Jersey

Set forth below are the names of, and certain biographical information regarding, the directors of the Company whose terms extend beyond the 2015 Annual Meeting.

William M. Rue has served as Chairman of Charles E. Rue & Son, Inc., an insurance agency which has its principal office in Trenton, New Jersey, since February 2013, and served previously as its President from 1985 to February 2013. Mr. Rue is a director of The Rue Foundation, a nonprofit corporation, and is a general partner at Rue Brothers, Ltd. Mr. Rue also served as Chairman of Rue Financial Services, Inc., a financial services provider, from 2002 to 2012. Mr. Rue has been a Chartered Property Casualty Underwriter since 1972 and an Associate in Risk Management since 1994. Mr. Rue also serves as a director for each of the following organizations: Selective Insurance Group, Inc. (a Nasdaq Global Select Market listed company), Robert Wood Johnson University Hospital Corporation and Robert Wood Johnson University Hospital at Hamilton (where he sits on the compensation committee).  In addition, Mr. Rue is a trustee of Rider University, a nonprofit private university. Mr. Rue is also a Certified Insurance Counselor.

Mr. Rue is qualified to serve on our Board of Directors and brings valuable insight to our Board of Directors as a result of his broad range of business skills and his insurance and financial literacy and expertise. Mr. Rue honed these skills and expertise during his long and successful business career, in which he served as president of an insurance agency and president of a financial services provider, as well as his service on non-profit boards of directors.

Frank E. Walsh, III has been a Vice President of Morristown, NJ Jupiter Capital Management Partners, LLC since 1990.  Jupiter and its affiliates invest in a wide variety of public and private securities on behalf of their clients.  Mr. Walsh was a founding partner of WR Capital Partners, LLC.  WR is a private equity investment partnership and a successor to Wesray Capital, which Mr. Walsh joined in 1990.  Prior to joining Wesray, Mr. Walsh was an analyst at Kidder, Peabody, Inc. in New York City.  Mr. Walsh serves as a director and audit committee member for World Point Terminals Inc. (WPO). WPO is the largest shareholder and owner of the general partner for World Point Terminals, LP (WPT) a NYSE listed Master Limited Partnership. WPT owns and operates crude and refined petroleum storage facilities primarily in North America.  Mr. Walsh is also the Manager of the general partner of two privately held limited partnerships: Waterville Partners, LP and Mulligan Holdings, LP. Mr. Walsh serves as a trustee for St. Benedicts Prep School in Newark, NJ and Lehigh University in Bethlehem, PA.

Mr. Walsh is qualified to serve on our Board of Directors because of his business skills and experience, executive leadership expertise and investment acumen developed during his long career at Jupiter Capital Management Partners, LLC and WR Capital Partners, LLC, and his service on other boards.

John P. Costas is the Managing Member of Costas Holdings, LLC, a private equity firm, since July 2012.  Mr. Costas was Chairman of PrinceRidge LLC, a financial services firm, from 2009 to July 2012.  Mr. Costas was with UBS, a financial services firm, from 1996 to 2007.  During his tenure at UBS, Mr. Costas held various positions, including Deputy CEO of UBS A.G., Chairman and CEO of the UBS Investment Bank and Chairman and CEO of Dillon Read Capital Management LLC.  Mr. Costas was a member of the UBS Group Executive Management Committee from 2001 to 2005.  Prior to joining UBS, Mr. Costas was with CS First Boston Corporation from 1981 to 1996.  While at CS First Boston Corporation, Mr. Costas held several positions, including Co-Global Head of the Fixed Income Division.  Mr. Costas also previously served as a member of the NYSE advisory board.  Mr. Costas has a B.A. from the University of Delaware and an MBA from the Tuck School at Dartmouth College.  Mr. Costas is a member of the board of the Ocean Reef Club in Key Largo, Florida.

Mr. Costas is qualified to serve on our Board of Directors because of his decades of experience in the financial industry.  Mr. Costas brings extensive financial experience to the Board as a former chief executive officer with two different financial services companies and his prior affiliation with UBS where he had broad banking and credit management responsibilities.

Robert F. Mangano is the President and Chief Executive Officer of the Company and of the Bank. Prior to joining the Bank in 1996, Mr. Mangano was President and Chief Executive Officer of Urban National Bank, a community bank in the northern part of New Jersey for a period of three years and a Senior Vice President of another bank for one year. Prior to such time, Mr. Mangano held a senior position with Midlantic Corporation for 21 years. Mr. Mangano is Treasurer of the Englewood Hospital Medical Center and serves as Trustee of the Board of Englewood Hospital Medical Center, as well as being Chairman of the Finance Committee and a member of the Compensation Committee.

Mr. Mangano is qualified to serve on our Board of Directors because of his business skills and experience, his extensive knowledge of financial and operational matters acquired from a long and illustrious career working for several banks in increasingly senior roles and leadership positions, and his deep understanding of the Company’s and the Bank’s people and products that he has acquired in over 19 years of service.

Directors

No director of the Company other than Messrs. Crow and Rue is also currently a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any company registered as an investment company under the Investment Company Act of 1940.

Each of the above directors of the Company also serves as a director of the Bank.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Name and Position with the Company	Age	Principal Occupation

Stephen J. Gilhooly, Senior Vice President, Chief Financial Officer and Treasurer	62	Senior Vice President and Chief Financial Officer, 1st Constitution Bank/Cranbury, New Jersey

Set forth below are the names of, and certain biographical information regarding, executive officers of the Company who do not serve as a director of the Company. Our other executive officer, Mr. Mangano, serves as the President and Chief Executive Officer and as a director of the Company.

Stephen J. Gilhooly has been the Senior Vice President and Chief Financial Officer of the Company and the Bank and the Treasurer of the Company since April 1, 2014.  Prior to April 1, 2014, Mr. Gilhooly served as the Bank’s Senior Vice President and Chief Financial Officer.  Prior to joining the Bank, Mr. Gilhooly most recently served as Senior Vice President and Treasurer of Florida Community Bank, Weston, Florida, from May 2011 to May 2013.  Prior to joining Florida Community Bank, Mr. Gilhooly served as Executive Vice President and Treasurer of the banking subsidiaries of Capital Bank Financial Corporation (formerly North American Financial Holdings) (“CBF”) since September 2010.  Prior to its acquisition by CBF, Mr. Gilhooly was Executive Vice President, Treasurer and Chief Financial Officer of TIB Financial Corp. (“TIB”), Naples, Florida, from 2006 to 2010.  Prior to joining TIB, Mr. Gilhooly worked for 15 years with Advest, Inc. in New York as Director in its Financial Institutions Group.  Mr. Gilhooly earned a B.S. degree in Economics and a M.S. degree in Accounting from the Wharton School of the University of Pennsylvania.  He is a Certified Public Accountant and a Chartered Global Management Accountant.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE DIRECTOR NOMINEE.

ITEM 2 – ADOPTION OF 1ST CONSTITUTION 2015 DIRECTORS STOCK PLAN

General

The Board has approved for submission to the Company’s shareholders the 1st Constitution Bancorp 2015 Directors Stock Plan (the “Plan”).  The Plan provides that the Board may grant participants options to acquire common stock of the Company or restricted stock awards of common stock of the Company.  The number of shares of common stock of the Company to be reserved and available for awards under the Plan will be 50,000.  As of the close of business on April 7, 2015, the value of the 50,000 shares of common stock of the Company to be reserved and available for awards under the Plan was $572,500.  If the Plan is approved by shareholders of the Company, the Board will not grant any further awards under the 2006 Directors Stock Plan.  As of April 7, 2015, there were no outstanding unvested restricted stock awards of common stock of the Company and no outstanding options to acquire common stock of the Company under the 2006 Directors Stock Plan.

Description of the Plan

The following is a general description of the material features of the Plan.  This description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached as Appendix A.

Purpose.  The purpose of the Plan is to promote the success of the Company by providing a method whereby members of the board of directors of the Company and its subsidiaries who are not employees of the Company or any of its subsidiaries will be encouraged to further promote long-term shareholder value by increasing their personal interest in the continued success and progress of the Company.

Types of Awards.  The Plan provides that the Company may grant participants options to acquire common stock of the Company or restricted stock awards of common stock of the Company, as the Board may determine.  Options awarded under the Plan will be options that do not qualify as incentive stock options (“nonqualified options”) under the under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

Eligibility.  Awards may be granted under the Plan only to non-employee directors of the Company or directors of any of the Company’s subsidiaries or affiliates.  Awards shall not be transferable by the grantee other than by will or the laws of descent and distribution, and options shall be exercisable during the participant’s lifetime only by the participant or any other person authorized to exercise the option in accordance with the terms of the Plan.  As of April 7, 2015, the class of persons who would be eligible to participate in the Plan consists of 10 persons.

Administration.  The Plan will be administered the Board.  The Board will have full power and authority to grant options and restricted stock pursuant to the provisions of the Plan, to interpret the provisions of the Plan and any agreements reflecting options and restricted stock issued under the Plan, and to supervise the administration of the Plan, including the adoption of the rules and regulations for the administration of the Plan.  The Board may act only by a majority of its members in office, except that the members of the Board may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board.

Shares Available; Adjustments.  A total of 50,000 shares of common stock of the Company have been reserved and available for delivery in connection with awards under the Plan.  Shares delivered under the Plan shall be from authorized and unissued shares, treasury shares, shares reacquired by the Company, including shares purchased in the open market, or partly from each or any combination thereof, as shall be determined by the Board.  If an option granted under the Plan expires or terminates for any reason, or if a share of restricted stock is forfeited, then the shares of common stock subject to, but not delivered under, such option (or the forfeited restricted stock shares) will be available for other option and restricted stock grants under the Plan.  In the event of any change in the outstanding common stock of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by the Company of all or part of its assets, any distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event, the number or kind of shares that may be issued under the Plan, and the number or kind of shares subject to, and the option price per share under, all outstanding options and all outstanding awards of restricted stock will be automatically adjusted so that the proportionate interest of the participant will be maintained as before the occurrence of the event.  Any such adjustment in outstanding options will be made without change in the total option exercise price applicable to the unexercised portion of such options and with a corresponding adjustment in the option exercise price per share.

Terms of Stock Options.  The exercise price per share purchasable under an option shall not be less than the fair market value of a share of stock on the date of grant of the option.  The Board may grant options and/or restricted stock to participants in such amounts and at such times and upon such terms as it deems prudent and reasonable, and such grants need not be uniform as to all participants.  The terms of such grants shall be set forth in written award documents, to be provided to the participants.  The Board may (but is not obligated to) terminate and distribute the cash value of any option to a participant, whether such participant is a current or former a director of the Company or any of its subsidiaries, or such participant’s beneficiary(ies) in the event that the Company undergoes (or is to undergo) a merger, consolidation, acquisition, asset sale, or other similar corporate event, if following such transaction the Company will no longer be filing reports with the Securities and Exchange Commission under Section 13 of the Securities Exchange Act of 1934, as amended, or if all or substantially all common stock of the Company will be held by an entity or its affiliates, or in such other event as the Board deems prudent.

Terms of Restricted Stock Awards.  A restricted stock award is an award of common stock which is subject to certain restrictions and to a risk of forfeiture.  The Board will determine the period over which the restricted stock will vest, and will impose such restrictions on transferability, risk of forfeiture and other restrictions as the Board may in its discretion determine.  Except to the extent restricted under the terms of the Plan and any award document relating to the restricted stock, a participant granted restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirements imposed by the Board).

Except as otherwise determined by the Board, upon termination of service as a director during the applicable restriction period, restricted stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company, except that the Board may in its sole determination waive such restrictions or forfeiture conditions relating to restricted stock.

The Board will determine the manner in which restricted stock granted under the Plan is evidenced.  If certificates representing restricted stock are registered in the name of the participant, then the Board may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such restricted stock, that the Company retain physical possession of the certificates, and that the participant deliver a stock power to the Company, endorsed in blank, relating to the restricted stock.

Forfeiture Provisions.  In addition to any forfeiture or reimbursement conditions the Board may impose upon an award, a participant may be required to forfeit an award, or reimburse the Company for the value of a prior award, by virtue of the requirement of Section 304 of the Sarbanes-Oxley Act of 2002 (or by virtue of any other applicable statutory or regulatory requirement), but only to the extent that such forfeiture or reimbursement is required by such statutory or regulatory provision.

Compliance with Legal and Other Requirements; New Plan Benefits.  No shares, or payments of other benefits under any award will be issued until completion of such registration or qualification of such shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the shares are listed or quoted, or compliance with any other obligation of the Company, as the Board may consider appropriate.  Awards are subject to the discretion of the Board and therefore amounts which would have been received by the eligible participants if the Plan had been in place for fiscal 2015, or such amounts which may be granted in the future, are not determinable.

Amendment, Modification and Termination of the Plan.  The Board may amend, suspend or discontinue the Plan at any time without the consent of shareholders or participants.  Any amendment to the Plan shall be submitted to the Company’s shareholders for approval not later than the earliest annual meeting for which the record date is after the date of such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the stock may then be listed or quoted.  Without the consent of an affected participant, no Board action may materially and adversely affect the rights of such participant under any outstanding award, unless such action is deemed necessary in order to achieve compliance with tax or securities laws or regulations.

Federal Income Tax Implications of the Plan

The following provides only a general description of the application of federal income tax laws to awards under the Plan.  This discussion is intended for the information of shareholders considering how to vote at the annual meeting, and not as tax advice or guidance to participants in the Plan, as the consequences may vary depending upon specific circumstances.  The summary does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws.

Nonqualified Stock Options.  With respect to a nonqualified stock option, no income is realized by the participant at the time the option is granted.  Generally, at exercise, ordinary income is realized by the participant in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise.  Upon disposition of the shares acquired by exercise of the nonqualified option, appreciation (or depreciation) occurring after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.  Generally, the Company will be entitled to a federal income tax deduction equal to the amount of income taxed to the participant.

Restricted Stock.  In general, no income is realized by the participant at the time the restricted stock is granted.  When restrictions on the restricted stock lapse, the participant will be subject to tax at ordinary income rates on the amount by which the fair market value of the restricted stock at such time exceeds the amount (if any) paid for the stock by the recipient.  However, a participant may elect under Section 83(b) of the Code within 30 days of the date of receipt of the restricted stock to be taxed differently.  In this case (i) income is realized by the participant at the time the restricted stock is granted, in an amount equal to the excess of the fair market value of such shares of restricted stock at such time (determined without regard to any restrictions which apply to the shares) over the purchase price, if any, of the shares, and (ii) upon the subsequent sale or exchange of such stock, the participant will recognize capital gain or loss measured by the difference between the amount realized on the disposition and the basis of the restricted stock, which will equal the sum of the purchase price, if any, and the amount included in gross income under Section 83(b).

With respect to a sale or exchange of the shares after the forfeiture period has expired, the holding period to determine whether the participant has long-term or short-term capital gain or loss generally begins when the restrictions expire and the tax basis for such shares will generally be based on the fair market value of such shares on such date.  The Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the participant, subject to satisfaction of the withholding requirements, if any, and the ordinary and necessary test.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADOPTION OF THE 2015 DIRECTORS STOCK PLAN.

ITEM 3 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are asking our shareholders to cast an advisory vote to approve the compensation of our named executive officers as disclosed in our proxy statement under “Executive Compensation” and  “Termination of Employment and Change in Control” in the tabular and accompanying narrative disclosure regarding named executive officer compensation.

As required by Section 14A(a)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our shareholders are entitled to vote at the Annual Meeting to approve the compensation of the Company’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K at least once every three years. In our 2013 annual meeting of shareholders held on May 23, 2013, an advisory vote was held on the frequency of the advisory vote on executive compensation.  In such advisory vote, the Company’s shareholders voted for the holding of an advisory vote on the compensation of the Company’s named executive officers once every year (1 year).

Our executive compensation arrangements are designed to enhance shareholder value on an annual and long-term basis. Through the use of base pay as well as annual and long-term incentives, we seek to compensate our named executive officers for their contributions to our profitability and success. Please read “Executive Compensation” beginning on page 29 and “Termination of Employment and Change in Control Arrangements” beginning on page 37 of this proxy statement for additional details about our executive compensation arrangements, including information about the fiscal year 2014 compensation of our named executive officers. We are asking our shareholders to indicate their support for our compensation arrangements as described in this proxy statement.

For the reasons discussed above, the Board recommends that shareholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed in the Proxy Statement, dated April 13, 2015, pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

The affirmative vote of a majority of votes cast is required to approve the compensation of our named executive officers. Because your vote is advisory, however, it will not be binding upon or overrule any decisions of the Board, nor will it create any additional fiduciary duty on the part of the Board. This advisory vote also does not seek to have the Board or Compensation Committee take any specific action. However, the Board and the Compensation Committee value the view expressed by our shareholders in their vote on this proposal and will take into account the outcome of the vote when considering executive compensation matters in the future. In considering the outcome of this advisory vote, the Board will review and consider all shares voted in favor of the proposal and not in favor of the proposal. Broker non-votes will have no impact on the outcome of this advisory vote.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO ITEM 402 OF REGULATION S-K.

ITEM 4 - RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected BDO USA LLP (“BDO”) as the Company’s independent registered public accounting firm for the 2015 fiscal year.  BDO has served as the Company’s independent registered public accounting firm since June 28, 2013.  The Company’s shareholders ratified the selection of BDO as the Company’s independent registered  accounting firm for the 2014 fiscal year.

Ratification of the Selection of BDO by Shareholders

In addition to selecting BDO as the Company’s independent registered public accounting firm for the Company’s 2015 fiscal year, the Audit Committee has directed that management submit the selection of independent registered public accounting firm for ratification by the Company’s shareholders at the Annual Meeting.

One or more representatives of BDO are expected to be present at the Annual Meeting.  The representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Shareholder ratification of the selection of BDO as the Company’s independent registered public accounting firm is not required by the Company’s by-laws or otherwise. However, the Board is submitting the selection of BDO to shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm.  Unless contrary instructions are given, the shares of common stock represented by the proxies being solicited will be voted “FOR” the ratification of the selection of BDO as the Company’s independent registered public accounting firm for the Company’s 2015 fiscal year.

Principal Accounting Fees and Services

The Sarbanes-Oxley Act of 2002 and the SEC auditor independence rules require all public accounting firms that audit issuers to obtain pre-approval from their respective audit committees in order to provide professional services without impairing independence.

The fees billed by BDO, the Company’s independent registered public accounting firm, relating to the 2014 and 2013 fiscal years were as follows:

Type of Service	2014
Audit Fees (1)	$197,921
Audit-Related Fees	-
Tax Fees (2)	57,573
All Other Fees (3)	61,712
Total	$317,206

Type of Service	2013 (4)
Audit Fees (5)	$145,855
Audit-Related Fees (6)	41,320
Tax Fees (7)	22,235
All Other Fees	-
Total	$209,410

(1)
Includes fees for professional services rendered for the audit of the Company’s annual consolidated financial statements and review of consolidated financial statements included in Forms 10-Q, including out-of-pocket expenses.

(2)	Includes fees for services rendered for tax compliance.

(3)	Consists of fees billed by BDO for the audit of Rumson-Fair Haven Bank and Trust Company for the year ended December 31, 2013.

(4)
Consists of fees billed by BDO for the period from June 28, 2013 to December 31, 2013. The Company changed accounting firms in 2013, and for the balance of the year (i.e., January 1, 2013 to June 28, 2013), ParenteBeard LLC served as the Company’s independent registered public accounting firm.

(5)
Includes fees for professional services rendered for the audit of the Company’s annual consolidated financial statements and review of consolidated financial statements included in Forms 10-Q, including out-of-pocket expenses.

(6)	The amount relates to work performed in connection with the merger of Rumson-Fair Haven Bank and Trust Company with and into the Bank.

(7)	Includes fees for services rendered for tax compliance.

In accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee established policies and procedures under which all audit and non-audit services performed by the Company’s principal accountants must be approved in advance by the Audit Committee.  As provided in the Sarbanes-Oxley Act, all audit and non-audit services must be pre-approved by the Audit Committee in accordance with these policies and procedures.

All services described above were approved in accordance with the Audit Committee’s Pre-Approval policy described directly below.

Audit Committee Pre-Approval Procedures

The Audit Committee has adopted a formal policy concerning the pre-approval of audit and non-audit services to be provided by the Company’s independent registered public accounting firm.  The policy requires that all services to be performed by the Company’s independent registered public accounting firm, including audit services, audit-related services and permitted non-audit services, be pre-approved by the Audit Committee.  The policy permits the Audit Committee to delegate pre-approval authority to one or more members, provided that any pre-approval decisions are reported to the Audit Committee at its next meeting.  Specific services being provided by the independent registered public accounting firm are regularly reviewed in accordance with the pre-approval policy.  At subsequent Audit Committee meetings, the Audit Committee receives updates on services being provided by the independent registered public accounting firm, and management may present additional services for approval.  Each new engagement of the Company’s independent registered public accounting firm has been approved in advance by the Audit Committee.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF BDO USA LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY’S 2015 FISCAL YEAR.

CORPORATE GOVERNANCE

General

The Company is committed to establishing sound principles of corporate governance which promote honest, responsible and ethical business practices.  The Company’s corporate governance practices are actively reviewed and evaluated by the Board of Directors and, if requested by the Board of Directors, the Nominating and Corporate Governance Committee of the Board of Directors.  This review includes comparing the Board’s current governance policies and practices with those suggested by authorities active in corporate governance as well as the practices of other public companies.  Based upon this evaluation, the Board has adopted those policies and practices that it believes are the most appropriate corporate governance policies and practices for the Company.

Board Leadership Structure and Role in Risk Oversight

For 2014 and until David C. Reed’s passing on April 1, 2015, the Board was composed of Charles S. Crow, III (Chairman), Robert F. Mangano, David C. Reed, William M. Rue, Frank E. Walsh, III and John P. Costas.  Following the passing of David C. Reed on April 1, 2015, the Board is currently composed of Charles S. Crow, III (Chairman), Robert F. Mangano, William M. Rue, Frank E. Walsh, III and John P. Costas.  Mr. Mangano is the President and Chief Executive Officer of the Company and of the Bank.  We have employed the same basic leadership structure since prior to the time that we became an SEC reporting company in 2001. We separate the roles of Chairman of the Board and Chief Executive Officer in recognition of the differences between the two roles. The Chief Executive Officer is responsible for implementing the strategic goals of the Company and for the day to day leadership, operations and performance of the Company, while the Chairman of the Board provides strategic guidance to the Chief Executive Officer, presides over meetings of the full Board and, if the Chairman is independent, presides over executive sessions of the independent directors and chairs meetings of shareholders.

Our Audit Committee is primarily responsible for overseeing the Company’s risk management processes, and undertakes in its charter to discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.  The Audit Committee meets periodically with management to discuss policies with respect to risk assessment and risk management and to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures. Each of our other Board committees also considers the risk within its area of responsibilities. For example, our Compensation Committee considers the risks that may be implicated by our executive compensation programs.

While our Audit Committee oversees the Company’s risk management processes with input from our Board, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

Committee Memberships

There are three standing committees of the Board of Directors: the Audit Committee (the “Audit Committee”); the Nominating and Corporate Governance Committee (the “Nominating and Corporate Governance Committee”); and the Compensation Committee (the “Compensation Committee”).  The table below provides the current membership for each of the Board committees.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Charles S. Crow, III	X*	X	X
William M. Rue	X	X	X*
Frank E. Walsh, III	X	X	X
John P. Costas	X	X*	X

X = Committee member; * = Chairman

Director and Nominee Independence

The Board of Directors has determined that a majority of the current directors, the directors that served in 2014, and all current members and 2014 members of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee are “independent” within the meaning of the Nasdaq independence standards, that the members of the Audit Committee are also “independent” for purposes of Section 10A(m)(3) of the Exchange Act and that each member of the Compensation Committee is an “outside director” within the meaning of Regulation 1.162-27 under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) and is a “non-employee director” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act (“Exchange Act Rule 16b-3”).

The Board has affirmatively determined that each of Messrs. Crow, Rue, Walsh and Costas has no material relationship with the Company affecting his independence as a director and that each is “independent” within the meaning of the independence standards established by Nasdaq.  In making each of these independence determinations, the Board considered and broadly assessed, from the standpoint of materiality and independence, all of the information provided by each director and nominee in response to detailed inquiries concerning his independence and any direct or indirect business, family, employment, transactional or other relationship or affiliation of such director with the Company and considered the deposit and other banking relationships with each director.  In making the independence determinations, the Board also considered the following relationships: (i) with respect to Mr. Rue, the Board considered the fact that Charles E. Rue & Son, Inc., which is owned and controlled by Mr. Rue, acts as the Company’s insurance broker and that Mr. Rue owns 25% of a real estate partnership which has a loan from the Bank that is secured by a mortgage in favor of the Bank on property owned by the partnership; (ii) with respect to Mr. Crow, the Board considered the fact that certain entities owned or controlled by Mr. Crow are customers of, and conduct banking transactions with, the Bank in the ordinary course of business on customary terms.  These transactions were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectability or present other unfavorable features.

Audit Committee

The Audit Committee is currently comprised of Messrs. Charles S. Crow, III (Chairman), John P. Costas, William M. Rue and Frank E. Walsh, III.  Mr. David C. Reed was also a member of the Audit Committee until his passing on April 1, 2015 and served as the Chair of the Audit Committee until March 19, 2015.  Mr. Crow was appointed Chairman of the Audit Committee on March 19, 2015.  The Audit Committee serves as a communication point among non-Audit Committee directors, internal auditors, the independent accountants and Company management as their respective duties relate to financial accounting, financial reporting and internal controls.  The Audit Committee assists the Board of Directors in fulfilling its responsibilities with respect to accounting policies, internal controls, financial and operating controls, standards of corporate conduct and performance, financial reporting practices and sufficiency of auditing.

The principal functions of the Audit Committee include:

•	assisting the Board in the oversight of the integrity of the Company’s financial statements and its financial reporting processes and systems of internal controls;

•	overseeing the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements; and

•
appointing and retaining, compensating and overseeing the work of any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

The Board has determined that all Audit Committee members are able to read and understand financial statements and at least one member has accounting or related financial management expertise in accordance with the applicable Nasdaq rules. The Board has also determined that Charles S. Crow, III qualifies as an “audit committee financial expert” and he serves as the Company’s “audit committee financial expert.”  No member of the Audit Committee received any compensation from the Company during fiscal year 2014 other than compensation for services as a director.

The Audit Committee charter is not available to security holders on the Company’s website.  The Audit Committee charter is included as Appendix B to this proxy statement.

Report of the Audit Committee

The Audit Committee of the Company is currently comprised of four independent directors appointed by the Board of Directors, each of whom is independent for purposes of Audit Committee membership under applicable Nasdaq and SEC rules.  When David C. Reed served on the Audit Committee, he was also independent for purposes of audit committee membership under applicable Nasdaq and SEC rules.  The Audit Committee operates under the Audit Committee charter, which was adopted in March 2004.  The Audit Committee charter provides that the Audit Committee shall have the sole authority to appoint or replace the Company’s independent registered public accounting firm.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards and applicable laws and regulations.  The Company’s independent registered public accounting firm performs an annual independent audit of the financial statements and expresses an opinion on the conformity of those financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  The Audit Committee’s responsibility is to monitor and oversee these processes and report its findings to the full Board.  The Audit Committee assists the Board in monitoring:

•	the integrity of the financial statements of the Company;

•	the independent registered public accounting firm’s qualifications and independence;

•	the performance of the Company’s internal audit function and independent registered public accounting firm; and

•	the compliance by the Company with legal and regulatory requirements.

The Audit Committee reviews the results of the Company’s audit, of its interim quarterly reviews, the overall quality of the Company’s accounting policies and other required communications, including those described in Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), “Communications with Audit Committees,” as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.  The Company’s independent registered public accounting firm assists management, as necessary, in updating the Audit Committee concerning new accounting developments and their potential impact on the Company’s financial reporting.  The Audit Committee also meets five (5) times a year with the Company’s independent registered public accounting firm without management present.

The Audit Committee reviews and discusses with management the Company’s annual audited financial statements and quarterly financial statements, including the Company’s disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations.  The Audit Committee also meets with Company management, without the Company’s independent registered public accounting firm present, to discuss management’s evaluation of the performance of the independent registered public accounting firm.

With respect to fiscal year 2014, the Audit Committee:

•	met with management and BDO and reviewed and discussed the Company’s audited financial statements and discussed significant accounting issues;

•	periodically met with management to review and discuss quarterly financial results;

•	discussed with BDO the scope of its services, including its audit plan;

•	reviewed the Company’s internal control processes and procedures;

•	discussed with BDO the matters required to be discussed by PCAOB Auditing Standard No. 16 (communications with the Audit Committee);

•
received and reviewed the written disclosures and letter from BDO required by applicable requirements of the PCAOB regarding BDO’s communications with the Audit Committee concerning independence, and discussed with BDO its independence from management and the Company; and

•	reviewed and approved all audit and non-audit services provided by BDO during fiscal year 2014.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014 for filing with the SEC.

Members of the Audit Committee CHARLES S. CROW, III (Chairman) JOHN P. COSTAS WILLIAM M. RUE FRANK E. WALSH, III

Compensation Committee

The Compensation Committee is currently comprised of Messrs. John P. Costas (Chairman), Charles S. Crow, III, William M. Rue, and Frank E. Walsh, III, each of whom has been determined by the Board to be “independent” within the meaning of the Nasdaq independence standards, and each of whom is an “outside director” within the meaning of Code Section 162(m) and is a “non-employee director” within the meaning of Exchange Act Rule 16b-3.  Mr. David C. Reed also served on the Compensation Committee until April 1, 2015, when he passed away.  During his service on the Compensation Committee, Mr. David C. Reed had been determined by the Board to be “independent” within the meaning of the Nasdaq independence standards, and an “outside director” within the meaning of Code Section 162(m) and a “non-employee director” within the meaning of Exchange Act Rule 16b-3.

The Compensation Committee reviews and approves the compensation arrangements for the Company’s executives and outside directors.  The Compensation Committee administers the Company’s equity incentive plans and makes awards pursuant to those plans.

No Compensation Committee member participates in any of the Company’s employee compensation programs.  The Board has determined that none of the current Compensation Committee members has any material business relationships with the Company.

The Compensation Committee charter is not available to security holders on the Company’s website.  The Compensation Committee charter, which was most recently amended in May 2013, is included as Appendix C to this proxy statement.

Role of the Compensation Committee

The Compensation Committee is appointed by the Board of Directors.  Subject to the final review and approval by the Board, the Compensation Committee evaluates, determines and approves the compensation of the Company’s Chief Executive Officer, its principal accounting officer and outside directors.  The Compensation Committee administers the Company’s equity plans.  The Compensation Committee also has overall responsibility for monitoring, on an ongoing basis, the executive compensation policies, plans and programs of the Company.  The Compensation Committee may delegate its authority relating to non-employee director compensation to a subcommittee consisting of one or more members when appropriate.

Compensation Committee Process and Role of Management

The Compensation Committee generally holds two regularly scheduled in-person meetings a year and additional meetings as appropriate either in person or by telephone.  Generally, the Compensation Committee chair works with management in establishing the agenda for Compensation Committee meetings.  Management also prepares and submits information during the course of the year for the consideration of the Compensation Committee, such as management’s proposed recommendations to the Compensation Committee for performance measures and proposed financial targets, management’s proposed recommendations to the Compensation Committee for salary increases, management’s performance evaluations of executive officers, and other data and information, if requested by the Compensation Committee.

Although many of the compensation decisions are made during the Compensation Committee’s annual review process, the compensation planning process spans throughout the year.  Subject to the final review and approval by the Board, the Compensation Committee reviews and approves the Company’s goals and objectives relevant to the Chief Executive Officer’s compensation, evaluates the Chief Executive Officer’s performance in light of those goals and objectives at least once per year and determines the Chief Executive Officer’s compensation level based on this evaluation.  The Chief Executive Officer is not present during voting or deliberations with respect to his compensation.  On an annual basis, the Compensation Committee also reviews and approves base salary, annual incentive compensation and long-term equity-based compensation of the other executive officer of the Company.

Risk Assessment of Compensation Programs

The Compensation Committee discusses, evaluates and reviews with the Company’s senior risk officer all of our employee compensation programs in light of the risks posed to us by such programs and how to limit such risks and to assess whether any aspect of these programs would encourage any employees to manipulate reported earnings to enhance their compensation and assess whether any aspect of these programs would encourage the Company’s senior executive officers to take any unnecessary or excessive risks that could threaten the value of the Company.  Included in the analysis are such factors as (i) the appropriate levels of “fixed” and “variable” or “at risk” compensation, (ii) the appropriate levels of long-term incentive compensation between service-based and performance-based compensation, and (iii) the risk and performance criteria, if any, attached to the awards under employee compensation plans. Based on this assessment, the Compensation Committee determined that the Company’s executive compensation programs are not reasonably likely to encourage the Company’s senior executive officers to take unnecessary or excessive risks that could have a material adverse effect on the Company.

Compensation Committee Advisors

The Compensation Committee charter grants the Compensation Committee full authority to engage compensation consultants and other advisors to assist it in the performance of its responsibilities. Prior to retaining, or seeking advice from, a compensation consultant or other advisor, the Compensation Committee must consider the independence of such compensation consultant or other advisor, taking into consideration the factors set forth in the Compensation Committee charter. A compensation consultant retained by the Compensation Committee reports directly to the Compensation Committee.

The Compensation Committee relies on management and outside advisers for staff work and technical guidance in conducting its affairs. It retains full authority to engage independent third party advisers.  For 2014, the Compensation Committee did not engage any compensation consultants.

Director Compensation Process

A discussion of the Company’s determination of director compensation is included in the “Director Compensation” section of this proxy statement.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is currently comprised of Messrs. William M. Rue (Chairman), Frank E. Walsh, III, John P. Costas and Charles S. Crow, III. Mr. David C. Reed also served on the Nominating and Corporate Governance Committee until his untimely passing on April 1, 2015.  The Nominating and Corporate Governance Committee is responsible for recommending for consideration by the Board candidates to serve as directors of the Company as well as the re-election of current directors.  The committee also reviews recommendations from shareholders regarding corporate governance and director candidates.  The procedure for submitting recommendations of director candidates is set forth below under the caption “Selection of Director Candidates.”

In accordance with the marketplace rules of the Nasdaq Global Market, the Nominating and Corporate Governance Committee is currently, and was during 2014, composed entirely of independent, non-management members of the Board of Directors.

The Nominating and Corporate Governance Committee charter is not available to security holders on the Company’s website.  The Nominating and Corporate Governance Committee charter is included as Appendix D to this proxy statement.

Selection of Director Candidates

The Nominating and Corporate Governance Committee has established a policy regarding the consideration of director candidates, including those recommended by shareholders.  The Nominating and Corporate Governance Committee, together with the President and other Board members, will from time to time as appropriate identify the need for new Board members.  Particular proposed director candidates who satisfy the criteria set forth below and otherwise qualify for membership on the Board will be identified by the Nominating and Corporate Governance Committee.  In identifying candidates, the Nominating and Corporate Governance Committee will seek input and participation from the President, other Board members, and other appropriate sources, to ensure that all points of view can be considered and the best possible candidates can be identified.  The Nominating and Corporate Governance Committee may also, as appropriate, engage a search firm to assist it in identifying potential candidates. Members of the Nominating and Corporate Governance Committee, the President and other Board members, as appropriate, may personally interview selected director candidates and provide input to the Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will determine which candidate(s) are to be recommended to the Board for approval.

Diversity is one of the factors that the Nominating and Corporate Governance Committee considers in identifying nominees for director. This means that the Nominating and Corporate Governance Committee seeks nominees who bring a variety of business backgrounds, experiences and perspectives to the Board.  We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a broad diversity of experience, professions, skills, geographic representations, knowledge and abilities that will allow the Board to fulfill its responsibilities.  In selecting director nominees the Nominating and Corporate Governance Committee considers all aspects of a potential nominee’s background, including educational background, gender, business and professional experience, and particular skills and other qualities. The goal of the Nominating and Corporate Governance Committee is to identify individuals who will enhance and add valuable perspective to the Board and who will help us capitalize on business opportunities in a challenging and highly competitive market. The Nominating and Corporate Governance Committee has not adopted a formal diversity policy with regard to the selection of director nominees.

Shareholders wishing to submit a director candidate for consideration by the Nominating and Corporate Governance Committee must submit the recommendation to the Nominating and Corporate Governance Committee, c/o President and Chief Executive Officer, 1st Constitution Bancorp, P.O. Box 634, 2650 Route 130 North, Cranbury, New Jersey 08512 in writing, not less than 90 days prior to the first anniversary date of the preceding year’s annual meeting.  The request must be accompanied by the same information concerning the director candidate and the recommending shareholder as described in Article I, Section 9 of the Company’s by-laws for shareholder nominations for director. The Nominating and Corporate Governance Committee may also request any additional background or other information from any director candidate or the recommending shareholder as it may deem appropriate. Nothing above shall limit a shareholder’s right to propose a nominee for director at an annual meeting in accordance with the procedures set forth in the Company’s by-laws.

All directors play a critical role in guiding the Company’s long-term business strategy and in overseeing the management of the Company. Board candidates are considered based on various criteria which may change over time and as the composition of the Board changes. The following factors, at a minimum, are considered by the Nominating and Corporate Governance Committee as part of its review of all director candidates and in recommending potential director candidates to the Board:

•	appropriate mix of educational background, professional background and business experience to make a significant contribution to the overall composition of the Board;

•	global business and social perspective;

•
if the Committee deems it applicable, whether the candidate would be considered a financial expert or financially literate as described in SEC or Nasdaq rules or an audit committee financial expert as defined by the Sarbanes-Oxley Act of 2002;

•
if the Committee deems it applicable, whether the candidate would be considered independent under Nasdaq rules and the Board’s additional independence guidelines set forth in the Company’s Corporate Governance Guidelines;

•	demonstrated character and reputation, both personal and professional, consistent with the image and reputation of the Company;

•	willingness to apply sound and independent business judgment;

•	ability to work productively with the other members of the Board; and

•	availability for the substantial duties and responsibilities of a director of the Company.

Attendance at Board Meetings, Committee Meetings, and Annual Meetings

In fiscal year 2014, the Board of Directors of the Company and the Bank held twelve meetings, the Audit Committee held six meetings, the Compensation Committee held two meetings and the Nominating and Corporate Governance Committee held one meeting.  Each director attended at least 75% of the aggregate meetings of the Board of Directors and the committees of which such director was a member.

Our current director attendance policy provides that unless there are mitigating circumstances, such as medical, family or business emergencies, Board members are expected to participate in all Board meetings and all committee meetings of which the director is a member and to attend the Annual Meeting of Shareholders.  All Board members attended last year’s Annual Meeting of Shareholders.

Executive Sessions of Non-Management Directors

Our Corporate Governance Guidelines adopted in March of 2004 require non-management directors to meet in executive sessions at least two times per year.  At each executive session, the non-management directors will select a director to preside at the meeting.  Eight executive sessions of non-management directors were held in 2014.

Shareholder Communications Process

The Board of Directors provides a process for security holders to send communications to the Board.  Information regarding the Company’s process for shareholders to communicate with the Board of Directors and the manner in which such communications are forwarded is available on the Company’s website located at www.1stconstitution.com, under “About Us.”

Code of Business Conduct and Ethics and Corporate Governance Guidelines

The Company has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) which applies to the Company’s Chief Executive Officer and principal financial and accounting officer and to all other Company directors, officers and employees.  The Company filed its Code of Conduct as an exhibit to its 2003 Annual Report on Form 10-K filed with the SEC on March 25, 2004.  The Company will disclose any substantive amendments to, or waivers from, provisions of the Code of Conduct made with respect to the chief executive officer or principal financial and accounting officer in a Current Report on Form 8-K filed with the SEC.

The Company has also adopted Corporate Governance Guidelines which are intended to provide guidelines for the governance of the Company by the Board and its committees.

STOCK OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The following table sets forth information concerning the beneficial ownership of the Company common stock as of April 7, 2015, by each director/nominee, by the Company’s named executive officers, by all directors and executive officers as a group, and by any individual or group owning 5% or more of Company common stock, if any.  Except as noted below, the Company knows of no person or group that beneficially owns 5% or more of Company common stock.  Unless otherwise specified, all persons listed below have sole voting and investment power with respect to their shares of Company common stock.

Name of Beneficial Owner (1)	Amount and nature of beneficial ownership (2)		Percent of Class
Banc Fund VI L.P., Banc Fund VII L.P., Banc Fund VIII L.P. and Banc Fund IX L.P.	577,193	(3)	7.7%
Robert F. Mangano	487,489	(4)	6.5%
Frank E. Walsh, III	277,178	(5)	3.7%
William M. Rue	231,519	(6)	3.1%
Charles S. Crow, III	81,089	(7)	1.1%
John P. Costas	340,754	(8)	4.5%
Stephen J. Gilhooly	1,260	(9)	*
All Directors and Executives Officers of the Company as a Group (6 Persons)	1,419,289	(10)	18.8%
___________________

*  Less than 1%

(1)
All correspondence to beneficial owners listed in this table except for Banc Fund VI L.P., Banc Fund VII L.P., and Banc Fund VIII L.P. is sent care of the Company to its principal executive office at P.O. Box 634, 2650 Route 130 North, Cranbury, New Jersey 08512.

(2)
The securities “beneficially owned” by an individual are determined in accordance with the definition of “beneficial interest” set forth in SEC regulations and, accordingly, may include securities owned by or for, among others, the wife and/or minor children of the individual and any other relative who has the same home as the individual, as well as other securities as to which the individual has or shares voting or investment power. Beneficial ownership may be disclaimed as to some of the shares. A person is also deemed to beneficially own shares of Company common stock which such person does not own but has a right to acquire presently or within sixty days after April 7, 2015.  As of April 7, 2015, there were 7,503,138 shares of Company common stock outstanding.

(3)
Based on information provided in a Schedule 13G/A filed jointly on February 12, 2015.  For purposes of this footnote and the table, the shareholdings reported on such Schedule 13G/A have been increased to reflect the 5% stock dividend paid by the Company on April 6, 2015.  Banc Fund VI L.P. beneficially owns 120,248 shares, Banc Fund VII L.P. beneficially owns 138,058 shares, Banc Fund VIII L.P. beneficially owns 308,387 shares and Banc Fund IX L.P. beneficially owns 10,500 shares.  The shares in question may be deemed beneficially owned by The Banc Funds Company, L.L.C., which is the general partner of MidBanc VI L.P., MidBanc VII L.P., MidBanc VIII L.P and MidBanc IX L.P.  MidBanc VI L.P. is the general partner of Banc Fund VI L.P., MidBanc VII L.P. is the general partner of Banc Fund VII L.P., MidBanc VIII L.P. is the general partner of Banc Fund VIII L.P. and MidBanc IX L.P. is the general partner of Banc Fund IX L.P.  Charles J. Moore is the president and principal shareholder of The Banc Funds Company, L.L.C. and manager of Banc Fund VI L.P., Banc Fund VII L.P., Banc Fund VIII L.P. and Banc Fund IX L.P.  The address of each of Banc Fund VI L.P., Banc Fund VII L.P., Banc Fund VIII L.P., Banc Fund IX L.P., MidBanc VI L.P., MidBanc VII L.P., MidBanc VIII L.P., MidBanc IX L.P., The Banc Funds Company, L.L.C. and Mr. Moore is c/o The Bank Funds Company, L.L.C., 20 North Wacker Drive, Suite 3300, Chicago, IL 60606.

(4)
Includes 369,472 shares owned directly by Mr. Mangano, options to purchase 45,246 shares of Company common stock, which are currently exercisable or that will become exercisable within sixty days after April 7, 2015, and 72,771 unvested shares of restricted stock issued to Mr. Mangano under the Company’s 2005 Equity Incentive Plan and 2013 Equity Incentive Plan, which may be voted immediately upon grant.

(5)	Includes 24,844 shares owned directly by Mr. Walsh and 252,334 shares of Company common stock owned by Mulligan Holdings, L.P., over which Mr. Walsh may be deemed to have beneficial ownership.

(6)	Includes 187,074 shares owned directly by Mr. Rue, 40,586 shares held by Mr. Rue’s wife and 3,859 shares held by Charles E. Rue & Sons, Inc.

(7)
Includes 38,158 shares owned directly by Mr. Crow, 34,462 shares of Company common stock held by Crow & Associates Profit Sharing Plan, 5,233 shares of Company common stock held by Crow Family Associates, LLC, 1,661 shares of Company common stock held in accounts for Mr. Crow’s grandchildren, and 1,575 shares of Company common stock held in Mr. Crow’s wife’s IRA account.

(8)	All such shares are owned directly by Mr. Costas.

(9)	Includes options to purchase 1,260 shares of Company common stock, which are currently exercisable or that will become exercisable within sixty days after April 7, 2015.

(10)
Includes options to purchase 46,506 shares of Company common stock, which are currently exercisable or that will become exercisable within sixty days after April 7, 2015, and 72,771 shares of restricted stock which may be voted immediately upon grant.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers, directors and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC.  Based on a review of the copies of reports furnished to the Company, the Company believes that during the year ended December 31, 2014, all officers, directors and 10% beneficial owners complied with applicable Section 16(a) filing requirements.

DIRECTOR COMPENSATION

The following table details the compensation paid to our non-employee directors for the year ended December 31, 2014.

NON-EMPLOYEE DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Option Awards ($) (2)	All Other Compensation ($) (3)	Total ($)

Charles S. Crow, III	14,000	12,684	0	699	27,383

David C. Reed (4)	14,500	10,570	0	640	25,710

William M. Rue	7,500	2,114	0	839	10,453

Frank E. Walsh, III	7,000	2,114	0	171	9,285

John P. Costas	8,500	2,114	0	114	10,728
____________________

(1)
The amounts listed in this column reflect the dollar amount recognized for financial statement reporting purposes, calculated in accordance with FASB ASC Topic 718.  A discussion of the assumptions used in calculating these values may be found in Note 1 of the Notes to Consolidated Financial Statements in our 2014 Annual Report on Form 10-K.

(2)	At the end of fiscal year 2014, the aggregate number of option awards outstanding for our directors in office as of December 31, 2014 were as follows: Mr. Reed, 3,760 options.

(3)	The amounts listed in this column reflect imputed income attributable to Bank Owned Life Insurance (“BOLI”) for our directors under the Directors’ Insurance Plan described in the narrative below.

(4)	Mr. Reed passed away on April 1, 2015 and was no longer a director as of such date.

Processes, Procedures and Rationale

The Compensation Committee periodically reviews the appropriateness and competitiveness of the compensation of non-employee directors.  Subject to approval by the Board of Directors, the Compensation Committee is responsible for establishing policies that govern non-employee director compensation and for implementing, administering and interpreting non-employee director compensation plans, programs and policies.  The Compensation Committee may delegate its authority relating to non-employee director compensation to a subcommittee consisting of one or more members when appropriate.

As part of this process, the Compensation Committee regularly reviews the structure, composition and operation of the Board and its committees and annually asks for comments from all directors concerning the Board’s performance.  The Board also considers the significant amount of time spent by the directors in their duties for the Company.  The Board, in consultation with the Compensation Committee, then determines the form and amount of non-employee directors’ compensation.

Compensation Paid to Board Members

Non-employee directors receive a combination of cash and equity compensation.  Mr. Mangano, currently the only management director on the Board, does not receive any separate compensation for his services as a director.

Cash Compensation

During 2014, non-employee directors of the Company and non-employee directors of the Bank were compensated for services rendered in such capacities at the rate of $500 per Board meeting and $500 per Board committee meeting attended.  Directors serving on the Board of the Company who also serve on the Board of the Bank do not receive additional compensation for attending a Bank Board meeting that is held on a date upon which the director attends a Company Board meeting.

Non-employee directors of the Company are also eligible to participate in the Directors’ Insurance Plan and Messrs. Charles S. Crow, III, William M. Rue, Frank E. Walsh, III and John P. Costas currently participate in the plan.  See “Directors’ Insurance Plan” below.  No cost of this benefit is allocable to any individual director.

Stock Grants

The Company maintains the 1st Constitution Bancorp 2006 Directors Stock Plan, an equity plan for its non-employee directors (which is discussed under the heading “Equity Plans” below) (the “2006 Directors Plan”).  In 2014, each non-employee director received a grant of 200 shares of common stock under the 2006 Directors Plan.  Mr. Crow received a grant of an additional 1,000 shares of common stock for his service as Chairman of the Board.  Mr. Reed received a grant of an additional 800 shares of common stock for his service as Chairman of the Audit Committee.  Unless the Board determines otherwise at the time of grant, all shares granted under the 2006 Directors Plan vest immediately upon grant.

Directors’ Insurance Plan

The Company adopted the 1st Constitution Bancorp Directors’ Insurance Plan (the “Directors’ Insurance Plan”), which was effective as of October 1, 2002 and amended as of February 19, 2004 and June 16, 2005.  The Directors’ Insurance Plan covers all individuals who were members of the Board of Directors of the Company or of the Bank (who were not also employees of the Company or the Bank) on the effective date.  Thereafter, members of the Board of Directors of the Company or of the Bank shall become participants in the Directors’ Insurance Plan after completion of ten years of service as a member of the applicable Board of Directors (provided that they are not then employed by the Company or the Bank) or at such earlier time as determined by the Board of Directors of the Company.

Under the Directors’ Insurance Plan, a covered individual is provided with life insurance coverage in the amount of one hundred thousand dollars.  Coverage will remain in effect even if the individual’s service as a member of the Board of Directors ceases.

The premiums for the Directors’ Insurance Plan and the Company’s Executive Life Insurance Program (which is discussed below under “Executive Life Insurance Program”) were paid by the Company in October 2002, October 2005, October 2011 and supplemented in October 2012.  There were no premium payments made in 2013 or 2014.  The Company has all ownership rights to the policies and all cash values thereunder.

The Directors’ Insurance Plan may be amended, suspended or terminated at any time, except that (i) any amendment, suspension or termination of the Directors’ Insurance Plan with respect to a particular director that is not applicable to all other participants does not require the approval of the particular director, and no such amendment, suspension or termination with respect to a particular director shall become effective with respect to the particular director without his or her approval unless “Cause” (as defined in the Directors’ Insurance Plan) exists with respect to a particular director, and (ii) termination may not occur without the consent of an affected director following a “Change of Control” (as defined in the Directors’ Insurance Plan). The Directors’ Insurance Plan may be terminated or suspended (in whole or in part) nevertheless at any time if failure to terminate or suspend the Plan would subject the Company, its officers or its directors to sanctions by a regulatory agency.

EXECUTIVE COMPENSATION

This section of the proxy statement explains our compensation program for (i) our principal executive officer, (ii) our other most highly-compensated executive officer and (iii) our former executive officer who would have been one of our two most highly-compensated executive officers but for the fact that he was not serving as an executive officer of the Company at the end of our last completed fiscal year, whom we refer to collectively in this proxy statement as our “named executive officers.”  The Company has elected to use the “smaller reporting company” rules issued by the SEC regarding the disclosure of executive compensation.  Under these rules, the Company provides executive compensation disclosure for our named executive officers, including a Summary Compensation Table for the fiscal years ended December 31, 2014 and 2013, an Outstanding Equity Awards at Year End Table and certain narrative disclosures.

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the Company’s named executive officers for the fiscal years ended December 31, 2014 and 2013.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary (1)	Bonus	Stock Awards (2)	Option Awards (2)	All Other Compensation		Total
		($)	($)	($)	($)	($)		($)

Robert F. Mangano President and CEO	2014	575,000	260,000	247,725	-	84,327	(3)	1,167,052
	2013	550,000	300,000	148,823	-	81,087	(3)	1,079,910

Stephen J. Gilhooly Senior Vice President, CFO and Treasurer	2014 (4)	176,154	15,000	-	14,250	13,247	(5)	218,651

Joseph M. Reardon Senior Vice President and Treasurer	2014 (6)	180,770	15,000	31,278	-	11,917	(7)	238,965
	2013	195,000	20,000	25,776	8,474	12,164	(7)	266,414
_______________

(1)
In fiscal year 2014, our named executive officers deferred the following amounts into the Company’s 401(k) Plan: Mr. Mangano - $20,061; Mr. Gilhooly - $23,000; and Mr. Reardon - $12,990.  In fiscal year 2013, our named executive officers deferred the following amounts into the Company’s 401(k) Plan: Mr. Mangano - $23,000 and Mr. Reardon - $13,986.

(2)
Amounts shown in these columns reflect the aggregate grant date fair value recognized in fiscal year 2014 and 2013 for financial statement reporting purposes for restricted stock awards and option awards, as determined in accordance with FASB ASC Topic 718. Additional information concerning our accounting for restricted stock and options granted in 2014 is included in Note 1 and Note 16 of the Notes to Consolidated Financial Statements in our 2014 Annual Report on Form 10-K and additional information concerning our accounting for restricted stock and options granted in 2013 is included in Note 1 and Note 15 of the Notes to Consolidated Financial Statements in our 2013 Annual Report on Form 10-K.

(3)
Includes: (i) the value of the Company’s match of employee contributions under our 401(k) Plan; (ii) imputed income attributable to BOLI; (iii) the cost to the Company of providing additional long term disability coverage; (iv) the annual cost to the Company of a country club membership; and (v) the value of the Company provided automobile of $51,695 for 2014 and $50,712 for 2013.  The Company calculates the aggregate incremental cost to the Company for the provision to Mr. Mangano of the Company provided car as the sum of the total cost of the automobile attributable to the fiscal year, including lease payments, plus maintenance costs, insurance and fuel paid by the Company. This amount has not been reduced to reflect the costs attributable to business use.  Mr. Mangano is taxed on the imputed income attributable to personal use of the Company car and does not receive tax assistance from the Company with respect to these amounts.

(4)
Mr. Gilhooly became an executive officer of the Company effective April 1, 2014.  From February 18, 2014 to April 1, 2014, Mr. Gilhooly served as Senior Vice President and Chief Financial Officer of the Bank.

(5)
Includes: (i) the value of the Company’s match of employee contributions under our 401(k) Plan; (ii) the value of a temporary housing allowance related to Mr. Gilhooly’s relocation to New Jersey; and (iii) the value of an automobile reimbursement allowance.

(6)
Mr. Reardon was an executive officer of the Company for 2013 and from January 1, 2014 to March 31, 2014.  Effective April 1, 2014, Mr. Reardon serves as Senior Vice President and Finance Officer of the Bank.

(7)	Includes: (i) the value of the Company’s match of employee contributions under our 401(k) Plan; (ii) imputed income attributable to BOLI; and (iii) the value of an automobile reimbursement allowance.

Employment Agreement

On July 12, 2010, the Company, upon the authorization of the Compensation Committee, entered into a three-year employment agreement with Mr. Mangano (the “2010 Employment Agreement”), commencing as of July 1, 2010, which replaced Mr. Mangano’s prior employment agreement with the Company, dated as of February 22, 2005.

The 2010 Employment Agreement is subject to automatic one year extensions but may not be extended beyond Mr. Mangano’s seventieth (70th) birthday.  Effective as of April 4, 2014, the 2010 Employment Agreement was amended (i) to provide that any such automatic one year extensions may not be extended beyond Mr. Mangano’s seventy-second (72nd) birthday and (ii) to provide that (a) the Company will not be obligated to make any payments under the 2010 Employment Agreement in violation of any law, regulation or Nasdaq requirement applicable to the Company or the Bank and (b) any payments made under the 2010 Employment Agreement may be subject to claw back pursuant to any law, regulation or Nasdaq requirement applicable to the Company or the Bank or any policy adopted by the Board of Directors pursuant to any such laws, regulations or Nasdaq requirements.

Pursuant to the terms of the 2010 Employment Agreement, Mr. Mangano continues to serve as the President and Chief Executive Officer, and as a director, of each of the Company and the Bank, and:

•
received an annual base salary for 2014 of $575,000, plus a cash bonus not to exceed 50% of his base salary subject to annual upward adjustments for subsequent years.  For 2013, the Board approved a cash bonus in excess of 50% of Mr. Mangano’s base salary in recognition of his work on the merger of Rumson-Fair Haven Bank and Trust Company with and into the Bank, which closed on February 7, 2014;

•	will participate in the Company’s stock equity plans on at least an annual basis;

•
is entitled to participate in the employee benefit plans maintained by the Company and the Bank, including the 401(k) program, the medical insurance and reimbursement program, the group term life insurance program, the group disability program, and the Company’s 2005 Supplemental Executive Retirement Plan; and

•
is entitled to reimbursement for reasonable out-of-pocket business expenses, the use of an automobile, a country club membership and reimbursement for reasonable moving costs associated with his relocation to the market area of the Bank.

Under the 2010 Employment Agreement, Mr. Mangano is also entitled to receive the severance and other termination benefits described under the heading “Termination of Employment and Change in Control Arrangements” in this proxy statement.

Mr. Mangano will be subject to a restrictive covenant upon termination.  Pursuant to the restrictive covenant, Mr. Mangano may not, during the remaining term of the 2010 Employment Agreement or for one year following the termination or discontinuation of his employment, serve as an officer, director or employee of any community bank, savings association or mortgage company with principal offices in Middlesex, Mercer or Somerset County, New Jersey, and which offers products and/or services from offices in Middlesex, Mercer or Somerset County, New Jersey that compete with those offered by the Bank.

Executive Life Insurance Program

The Company entered into a life insurance arrangement with several executives, including Messrs. Mangano and Reardon, in 2002.  Under the terms of the individual life insurance agreements, the covered employees obtain current life insurance protection while employed, and cash value accumulates under the underlying policies.  In the event that a covered employee terminates employment with the Company, then coverage and all rights of the employee under the agreement and the policies cease, unless the employee had both attained age 60 and completed 10 years of service with the Company (including years of service prior to implementation of the agreements) at the time of termination of employment, in which case coverage will remain in effect until death.  In the event of a change of control (as defined in the agreements) prior to termination of employment, coverage will remain in effect until death.  Coverage will cease in the event of termination of employment for cause (as defined in the agreements).  The Company pays all premiums with respect to the policies.

The Company owns the policies and all cash values thereunder.  Upon the death of the covered employee, if the agreement is still in effect, the death proceeds will be used by the Company to pay to the insured’s beneficiary an amount equal to three times the covered employee’s base annual salary (not including bonus or other forms of compensation) in effect at the time of his or her death or retirement, minus amounts payable by reason of any other group term insurance coverage provided by the Company.  The Company is entitled to all other amounts payable under the policies.  During 2014, Messrs. Mangano and Reardon were parties to these agreements.  At December 31, 2014, the death benefit for Mr. Mangano was $1,675,000 and the death benefit for Mr. Reardon was $550,000.

Perquisites and Other Personal Benefits

Our named executive officers receive certain personal benefits in connection with their employment with the Company.  To facilitate the business-related travel of our Chief Executive Officer, the Company provided Mr. Mangano with a late-model automobile, which he continues to use for this purpose.  In addition, the Company pays for the operation and maintenance of this automobile, which is valued at the cost to the Company.  Each of Messrs. Gilhooly and Reardon receives an automobile reimbursement allowance.  Mr. Mangano also was reimbursed for a golf club membership and a social membership at a country club located near the Company’s main office, which facilities are used by Mr. Mangano for business meetings from time to time.  Mr. Gilhooly also received a temporary housing allowance related to his relocation to New Jersey when he initially became employed by the Bank.

OUTSTANDING EQUITY AWARDS AT 2014 FISCAL YEAR-END

	Option Awards(1)				Stock Awards(2)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)

Robert F. Mangano
	3,007	0	$13.77	12/15/15	2,254	a	$24,546
	2,865	0	$13.23	12/21/16	2,756	b	$30,013
	2,704	0	$10.73	12/20/17	6,300	c	$68,607
	3,827	0	$8.23	01/02/19	8,859	d	$96,475
	30,689	0	$6.21	09/22/21	22,500	e	$245,025

Stephen J. Gilhooly
	600	2,400	$10.25	04/02/24	0		N/A

Joseph M. Reardon
	3,007	0	$13.76	12/15/15	827	f	$9,006
	2,865	0	$13.24	12/21/16	1,680	g	$18,295
	1,351	0	$11.81	08/08/17	1,800	h	$19,602
	2,127	0	$10.22	12/20/17	600	i	$6,534
	3,189	0	$8.22	01/02/19	2,400	j	$26,136
	3,039	0	$6.78	08/05/19
	2,778	694	$6.95	12/13/20
	1,985	1,323	$5.92	12/15/21
	1,260	1,890	$8.47	12/17/22

(1)	All option awards reflected in these columns either vested or will vest in 20% annual increments on the first five anniversaries of the date of grant. Each option has a ten year term.

(2)
All stock awards reflected in these columns, except those granted to Mr. Mangano on or after February 11, 2009 until October 27, 2010, represent restricted stock grants, which vest in 25% annual increments on the first four anniversaries of the date of grant.   Stock awards granted to Mr. Mangano on or after February 11, 2009 until October 27, 2010 vest 50% on the day following the second anniversary of the date of grant and 25% on each of the third and fourth anniversaries of the date of grant.  Vested shares are subject to certain transferability restrictions.  The following table provides the grant date for each restricted stock award reflected above.

(3)
Footnote Reference	Grant Date
a	01/05/11
b	12/15/11
c	07/30/12
d	12/20/12
e	01/06/14
f	09/22/11
g	07/30/12
h	10/15/13
i	01/06/14
j	09/14/14

Equity Compensation Plan Information at 2014 Fiscal Year-End

Plan Category	Number of Securities to Be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity Compensation Plans Approved By Security Holders	216,408	$8.49	251,211
Equity Compensation Plans Not Approved By Security Holders	7,520	$11.81	-
Total	223,928	$8.60	251,211

2013 Equity Incentive Plan

The 1st Constitution Bancorp 2013 Equity Incentive Plan (the “2013 Plan”) was adopted by the Board of Directors of the Company on March 21, 2013 and was approved by the shareholders on May 23, 2013. A total of 387,450 shares (as adjusted for all stock dividends) have been reserved and are available for delivery in connection with awards under the 2013 Plan; however, the total number of shares which may be issued and delivered in connection with awards that are granted as incentive stock options (“ISOs”) is limited to 210,000 (as adjusted for all stock dividends). Shares delivered under the 2013 Plan shall be authorized and unissued shares, or treasury shares, or partly out of each, as shall be determined by the Board of Directors of the Company. Shares subject to an award under the 2013 Plan that are canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the participant will again be available for awards, but with respect to shares reserved and available for ISOs, only to the extent consistent with applicable regulations relating to ISOs under the Internal Revenue Code of 1986, as amended.

The 2013 Plan is administered by the Compensation Committee, which determines the terms of each grant under the plan.  Under the 2013 Plan, the Company may grant participants stock options, stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”) or such other awards as the Compensation Committee may determine to employees of the Company or any subsidiary or affiliate, including any executive officer or employee director of the Company, a consultant or other person who provides substantial services to the Company or a subsidiary or affiliate, and any person who has been offered employment by the Company or a subsidiary or affiliate, provided that such prospective employee may not receive any payment or exercise any right relating to an award until such person has commenced employment with the Company or a subsidiary or affiliate. Non-employee directors shall not be eligible to participate in the Plan.

Participants are limited in any year to awards under the 2013 Plan relating to no more than 105,000 shares per type of award (that is, options, restricted stock, and other awards).

The exercise price per share purchasable under an option shall not be less than the fair market value of a share of Company common stock on the date of grant of the option. The Compensation Committee shall determine the term of each option, provided, that no option may have a term in excess of ten years from the date of grant. The Compensation Committee shall determine the time or times at which or the circumstances under which an option may be exercised in whole or in part, the methods by which such exercise price may be paid or deemed to be paid and the form of such payment, including, without limitation, cash, stock, other awards or awards granted under other plans of the Company or any subsidiary or affiliate, or other property, and the methods by or forms in which Company common stock will be delivered or deemed to be delivered in satisfaction of options.

The Compensation Committee may grant SARs in tandem with an option or on a freestanding basis. Upon exercise of a SAR, the participant will be entitled to payment of the positive difference in value between the exercise price and the fair market value of a share of Company common stock on the date of exercise. The exercise price will be at least equal to the fair market value of a share of Company common stock as of the date of grant. The Compensation Committee shall determine the term of each SAR, provided that no SAR may have a term in excess of ten years from the date of grant. The Compensation Committee shall determine the time or times at which or the circumstances under which a SAR may be exercised in whole or in part, the methods by which the SAR may be settled, including, without limitation, cash or stock, and all other terms and conditions of the SAR.

The Compensation Committee will determine the period over which restricted stock and RSUs will vest, and will impose such restrictions on transferability, risk of forfeiture and other restrictions as the Compensation Committee may in its discretion determine. Delivery of stock (or cash equivalent) in connection with the lapse of restrictions with respect to RSUs shall occur at such times as the Compensation Committee shall determine. Unless restricted by the Compensation Committee, a participant granted restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon. In the case of RSUs, no shares of stock shall be issued at the time an award is made, and the Compensation Committee shall determine whether such award of RSUs will be credited with dividends paid on shares of the Company’s common stock during the applicable restricted period.

The Compensation Committee is authorized to grant such other awards to participants as the Compensation Committee in its discretion may determine; provided, however, such other awards shall comply with applicable federal and state securities laws, the Internal Revenue Code of 1986, as amended, and Nasdaq Listing Rules applicable to the Company.  The Compensation Committee shall determine the terms, conditions, restrictions and other provisions of such other awards.

The 2013 Plan contains customary anti-dilution provisions pursuant to which the Compensation Committee may, in such manner as it may deem equitable, make certain adjustments in the event of a stock dividend, stock split, recapitalization or other similar transaction, including adjustments to the aggregate number of shares that may be issued under the 2013 Plan and the number of shares available for grant as ISOs.

As of April 7, 2015, there were 51,534 options to purchase shares of Company common stock and 85,202 restricted shares of Company common stock outstanding under the 2013 Plan (each as adjusted for all stock dividends), and 219,119 shares remaining available for future issuance (as adjusted for all stock dividends).

2006 Directors Stock Plan

The 1st Constitution Bancorp 2006 Directors Stock Plan (the “2006 Directors Plan”) was adopted by the Board of Directors of the Company on March 23, 2006 and was approved by the shareholders on May 18, 2006.  The 2006 Directors Plan is administered by the Compensation Committee, which determines the terms of each grant under the plan.

Under the 2006 Directors Plan, the Company may grant participants stock options or shares of restricted stock relating to an aggregate maximum of 75,286 shares (as adjusted for all stock dividends) of the Company’s common stock.  Awards may be granted under the 2006 Directors Plan only to non-employee directors of the Company or directors of any of the Company’s subsidiaries or affiliates.

The exercise price of options granted under the 2006 Directors Plan must equal at least the fair market value of the Company common stock at the time of grant. The number of shares of Company common stock covered by the 2006 Directors Plan, and the amount and grant price for each award, shall be proportionally adjusted for any increase or decrease in the number of issued shares of Company common stock resulting from the subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares effected without receipt of consideration by the Company.

Except as otherwise determined by the Board, upon termination of service as a director during the applicable restriction period, restricted stock that is at that time subject to restrictions will be forfeited and reacquired by the Company, except that the Board may, in its sole determination, waive the restrictions or forfeiture conditions relating to restricted stock.

If the 2015 Directors Stock Plan is approved by shareholders of the Company, the Board will not grant any further awards under the 2006 Directors Stock Plan.  As of April 7, 2015, there were no options to purchase shares of Company common stock nor grants of restricted shares of Company common stock (as adjusted for all stock dividends) outstanding under the 2006 Directors Plan, and 44,652 shares remaining available for future issuance (as adjusted for all stock dividends).

2005 Equity Incentive Plan

The 1st Constitution Bancorp 2005 Equity Incentive Plan (the “2005 Plan”) was adopted by the Board of Directors of the Company on February 17, 2005 and was approved by the shareholders on May 19, 2005.  Following the adoption of the 2013 Plan by shareholders on May 23, 2013, (i) the Compensation Committee has discontinued granting awards under the 2005 Plan; (ii) no shares that  currently remain available for future grant under the 2005 Plan will be added to the number of shares available for grant under the 2005 Plan; and (iii) none of the shares that may be returned to the 2005 Plan in accordance with its provisions will be added to the number of shares available for grant under the 2005 Plan.

The 2005 Plan is administered by the Compensation Committee, which determines the terms of each grant under the plan.  Under the 2005 Plan, the Company was able to grant participants stock options, restricted stock, or other awards determined by the Compensation Committee relating to an aggregate maximum of 474,304 shares of the Company’s common stock (as adjusted for all stock dividends). Participants are limited in any year to awards under the Plan relating to no more than 24,541 shares per type of award (that is, options, restricted stock, and other awards) (as adjusted for all stock dividends), plus the amount of the participant’s unused annual limit relating to the same type of award as of the close of the previous year, subject to future adjustment.

Awards may be granted under the 2005 Plan to employees of the Company or any subsidiary or affiliate, including any executive officer or employee director of the Company, a consultant or other person who provides substantial services to the Company or a subsidiary or affiliate, and any person who has been offered employment by the Company or a subsidiary or affiliate, provided that such prospective employee may not receive any payment or exercise any right relating to an award until such person has commenced employment with the Company or a subsidiary or affiliate. Non-employee directors are not eligible to participate in the 2005 Plan.

The exercise price of options granted under the 2005 Plan must equal the fair market value of the Company common stock at the time of grant, and the term of any option cannot exceed 10 years after the date of the grant. The number of shares of Company common stock covered by the 2005 Plan, and the amount and grant price for each award, shall be proportionally adjusted for any increase or decrease in the number of issued shares of Company common stock resulting from the subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares effected without receipt of consideration by the Company.

As of April 7, 2015, there were 172,018 options to purchase shares of Company common stock and 56,353 restricted shares of Company common stock (each as adjusted for all stock dividends) outstanding under the 2005 Plan. As a result of the adoption of the 2013 Plan by shareholders on May 23, 2013, no shares are available for future grant under the 2005 Plan.

2000 Employee Stock Option and Restricted Stock Plan

The 2000 Employee Stock Option and Restricted Stock Plan (the “2000 Plan”) was adopted by the Board of Directors of the Company and approved by the shareholders of the Company in April 2000. Under the 2000 Plan, the Company was authorized to issue stock options for up to 657,762 shares of its common stock (as adjusted for all stock dividends) to eligible employees, independent contractors, agents and consultants of the Company and its subsidiaries, but excluding non-employee directors of the Company, to aid in attracting and retaining employees, independent contractors, agents and consultants, and to closely align their interests with those of shareholders. The Company was authorized to also issue shares of Company restricted common stock under the 2000 Plan as a bonus to any employee for such consideration as determined by the committee in accordance with applicable laws.

The 2000 Plan was administered by the Compensation Committee, which determined the terms of each grant under the 2000 Plan. Under the 2000 Plan, the option price must equal the fair market value of the Company common stock at the time of grant, and the term of any option cannot exceed 10 years after the date of the grant. The number of shares of Company common stock covered by the 2000 Plan, and the amount and option price for each outstanding option, was subject to proportionate adjustment for any increase or decrease in the number of issued shares of Company common stock resulting from the subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares effected without receipt of consideration by the Company.

As of April 7, 2015, there were 14,347 options to purchase shares of Company common stock (as adjusted for all stock dividends) outstanding under the 2000 Plan and no outstanding restricted shares of Company common stock under the 2000 Plan.  No grants were made under the 2000 Plan during 2014.

Directors Plan

The Board of Directors of the Company previously adopted a Directors Stock Option and Restricted Stock Plan for non-employee directors (the “Directors Plan”).  Following approval by the shareholders of the Company’s 2006 Directors Stock Plan at the 2006 annual meeting of shareholders, the Directors Plan was discontinued and, as of such time, no further awards were made under the Directors Plan.  As of April 7, 2015, there were 7,896 options to purchase shares of Company common stock (as adjusted for all stock dividends) outstanding under the Directors Plan.

The Directors Plan is administered by the Compensation Committee, which determines the terms of each grant under such Directors Plan. Under the Directors Plan, the option price must equal the fair market value of the Company common stock at the time of grant, and the term of any option cannot exceed 10 years from the date of the grant. The number of shares of Company common stock covered by the Directors Plan, and the amount and option price for each outstanding option is subject to proportionate adjustment for any increase or decrease in the number of issued shares of Company common stock resulting from the subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares effected without receipt of consideration by the Company.

TERMINATION OF EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

Supplemental Executive Retirement Plans

The Company maintains two Supplemental Executive Retirement Plans.  The 1st Constitution Bancorp Supplemental Executive Retirement Plan was established on October 1, 2002 (“Old SERP”), and the 1st Constitution Bancorp 2005 Supplemental Executive Retirement Plan was established as of January 1, 2005 (the “New SERP” and, collectively with the Old SERP, the “SERPS”).  The SERPS provide nonqualified pension benefits to certain executives who have been appointed by the Compensation Committee.

Under the SERPS, a participant vests in his benefits at a rate of 10% for each full year of service with the Company.  Upon completing 10 years of service, a participant is 100% vested in his benefits under the SERPS.  Notwithstanding the foregoing, a participant will become 100% vested in his benefits upon his normal retirement date, death or disability while he is employed with the Company, or upon a change in control.  If a participant is terminated for cause, all of his benefits under the SERPS will be forfeited.  The Board, in its sole discretion, has the ability to accelerate the vesting of the pension benefit payable to any participant of the New SERP.

On December 21, 2006, our Board approved an amendment that had the effect of freezing the Old SERP effective as of December 31, 2004.  The Company concurrently adopted the New SERP, effective as of January 1, 2005, which is administered by our Compensation Committee.  All unvested benefit liabilities were transferred to the New SERP.  Executives employed by the Company and/or the Bank who are designated by the Compensation Committee as participants are eligible to participate in the New SERP.  At the time that the Old SERP was frozen, Mr. Mangano and Mr. Reardon were participants.  Mr. Mangano and Mr. Reardon are both fully vested in their respective benefits under the SERPS.  In connection with the SERPS, for 2014 and 2013, respectively, the Company incurred expenses of $251,797 and $31,851 for Mr. Mangano and $99,646 and $84,450 for Mr. Reardon, which amounts are not reflected in the Summary Compensation Table above.  Future participants could be added to the New SERP by future action of the Compensation Committee.

The Company’s primary rationale for freezing the Old SERP and adopting the New SERP was to make our supplemental executive retirement plan fully compliant with the requirements of Section 409A of the Code.  Failure to comply with Section 409A would have resulted in adverse tax consequences for the plan’s participants.

The New SERP also increased the annual nonqualified pension benefit that certain current participants will be entitled to receive following termination of employment.  The New SERP benefit is generally equal to the participant’s final base compensation, multiplied by a multiplier percentage selected for such participant by the Committee. Benefits under the New SERP are offset by benefits accrued under the Old SERP.

A participant’s benefits under the SERPS as of his normal retirement date (65th birthday) is equal to the percentage multiplier established by the Committee for each participant times the participant’s final base compensation.  The percentage multiplier used to calculate benefits under the old SERP is 50% and 25% for Mr. Mangano and Mr. Reardon, respectively. The percentage multiplier used to calculate benefits under the New SERP is 55% and 30% for Mr. Mangano and Mr. Reardon, respectively. Final base compensation means a participant’s highest annual rate of base compensation in effect for the twelve month period prior to his termination from employment.  Bonuses, overtime pay, commissions, other extraordinary payments, reimbursements or other expense allowances, equity compensation, fringe benefits (cash and non-cash), moving expenses, deferred compensation, and welfare benefits are excluded, and amounts contributed to the Company’s 401(k) plan and cafeteria plan are included in the determination of final base compensation.  Notwithstanding the foregoing, if a participant dies while employed by the Company before age 65 and before a change in control, final base compensation will be determined as of the date of death, as adjusted by 4% annual increases until age 65.

Mr. Mangano reached normal retirement age in 2010 but has not notified the Company with respect to any intention to retire.

Mr. Reardon, who is age 62, has not reached his normal retirement date.  If a participant terminates employment with the Company before his normal retirement date (for reasons other than death, disability or a change in control), his normal retirement benefits under the SERPS will be reduced by 5% for each full and partial year that his termination date precedes his normal retirement date.  Upon a change in control, the participant’s benefit under the SERPS will be reduced by 5% for each year (or a portion thereof) by which the payment commencement date precedes his 65th birthday.

Generally, a participant elects a form of payment at the time they become eligible to participate in the SERPS.  In the event that a participant commences payment of his benefit under the SERPS at or following age 65 (or following a change of control), the participant will be entitled to a lifetime annuity with a 15-year minimum guaranteed payout period, or a lump sum that is the actuarial equivalent thereof.  For payments commencing prior to age 65 (assuming no change of control), the participant will be entitled to a 15-year guarantee payout (but without a life annuity), or a lump sum that is the actuarial equivalent thereof.

If a participant terminates employment as a result of becoming disabled, he will be entitled to an unreduced benefit commencing on his normal retirement date.  The benefit under the SERPS will be paid as a lifetime annuity with a 15-year minimum guaranteed payout period or a lump sum payment that is the actuarial equivalent thereof.

If a participant dies before payment of his benefits under the SERPS commence and while employed with the Company or after separating from service with the Company as a result of disability, his beneficiary will receive a lump sum payment equal to the actuarial equivalent of the benefits payable at the later of the participant’s normal retirement date or death.  If a participant dies after payment of his benefits under the SERPS have commenced, his beneficiary will receive a lump sum payment equal to the actuarial equivalent of the remaining benefits.

Lump sum payments are equal to the amount of the monthly annuity multiplied by a factor derived from the actuarial equivalent factors (mortality table and interest rate).  These factors are determined by the Committee and are based upon market conditions.  Currently, the mortality table being used is the RP-2000 Annuity Mortality Table and the interest rate is 4.9%.

Payments from the New SERP may be delayed upon a participant’s termination of employment, in accordance with Section 409A of the Internal Revenue Code.

Change in Control Payments and Benefits

As discussed in more detail in the narrative following the Summary Compensation Table of this proxy statement, the Company has entered into an employment agreement with Mr. Mangano which contain change in control provisions.  Additionally, we have a written change of control agreement with Mr. Reardon.  Under these agreements, these executives are entitled to certain payments and benefits upon the occurrence of certain triggering events that result in the executive’s termination.

Mr. Mangano’s 2010 Employment Agreement provides for a lump-sum payment and other benefits to Mr. Mangano if he is terminated within 12 months after a change in control for reasons other than for cause, death or disability or if Mr. Mangano terminates his employment for any reason.  Mr. Mangano’s 2010 Employment Agreement also provides for the payment of a lump-sum payment and other benefits to Mr. Mangano if he is terminated other than for cause or quits for “good reason.”

Mr. Reardon’s change of control agreement provides for the continued payment of his base salary for a period of 18 months if he is terminated within 18 months after a change in control for reasons other than for cause, death, disability or retirement or if Mr. Reardon terminates his employment for good reason.   In addition, the vesting schedule of Mr. Reardon’s benefits under the SERPS will accelerate to provide immediate and full vesting upon a change in control.

Also, under the terms of the 2005 Plan, occurrence of a change in control (as defined in the 2005 Plan) results in immediate acceleration of vesting and exercisability of unvested stock options, and accelerated vesting of restricted stock awards, even if termination of employment has not occurred. This “single trigger” acceleration assures the named executive officers that we cannot claim that the option or restricted stock award expired on termination of employment. The terms of the 2013 Plan similarly provide for single trigger acceleration of outstanding awards upon a change in control (as defined in the 2013 Plan) unless otherwise provided by the Compensation Committee.

Our named executive officers are not generally entitled to receive any incremental payments or benefits if the officer voluntarily initiates the termination of employment with the Company, with the exception of termination for “good reason” as noted above.

We have these agreements with our named executive officers because we want to retain their services in case a change in control becomes a possibility.  Often when this happens, executive officers become distracted by personal concerns about how they will be affected by the change.  Our agreements provide financial security in the face of a possible major event requiring our named executive officers’ concentrated efforts.

With this in mind, we have structured the occurrence of a change in control in Mr. Mangano’s 2010 Employment Agreement, Mr. Reardon’s change of control agreement and Mr. Reardon’s New SERP using a very broad definition of that term. The events defined in the agreement as changes of control are as follows:

•
Outsider stock accumulation.  Under Mr. Mangano’s 2010 Employment Agreement, a change in control is generally deemed to occur if a person or business entity acquires more than 35% of our common stock.  Under Mr. Reardon’s New SERP, a change in control is generally deemed to occur if a person or business entity acquires 50% or more of our common stock.

•
Outsider tender/exchange offer.  Under Mr. Mangano’s 2010 Employment Agreement, a change in control is generally deemed to occur upon the first purchase of our common stock made under a tender offer or exchange offer by a person or entity that is not our “affiliate.”  This does not apply to Mr. Reardon’s change of control agreement or his New SERP.

•
Business combination transaction.  Under Mr. Mangano's 2010 Employment Agreement, a change in control is generally deemed to occur if our shareholders approve a merger or consolidation with another company, other than a merger or consolidation where the Company is the surviving entity, and the merger or consolidation does not result in the reclassification or reorganization of shares or change the composition of the Board, other than the addition of not more than three additional directors.  Under Mr. Reardon's change of control agreement, a change in control is generally deemed to occur if we complete a merger or consolidation, or a binding share exchange involving the Company's securities, other than any transaction where the Company's securities would represent at least 66 2/3% of the voting securities of the surviving entity.  Under Mr. Reardon's New SERP, a change in control is generally deemed to occur if we complete a merger or consolidation, or a binding share exchange involving the Company's securities, other than any transaction where the Company's securities would represent at least 50% of the voting securities of the surviving entity.

•	Asset sale. A change in control is generally deemed to occur if our shareholders approve a sale or disposition of all or substantially all of our assets, or those of our banking subsidiary.

•	Dissolution/Liquidation. A change in control is generally deemed to occur if we adopt a plan of dissolution or liquidation.

•
Board turnover.  A change in control is generally deemed to occur if we experience a substantial and rapid turnover in the membership of our Board of Directors.  This means that changes in Board membership occurring within any period of 2 consecutive years result in, under Mr. Mangano’s 2010 Employment Agreement, two-thirds (2/3) of our Board members not being “continuing directors,” and under Mr. Reardon's change of control agreement and his New SERP, a majority of our Board members not being continuing directors.  A “continuing director” is a Board member who was serving as such at the beginning of the 2-year period, or one who was nominated or elected by the vote of at least 2/3 of the “continuing directors” who were serving at the time of his/her nomination or election.

•
Controlling influence.  A change in control is generally deemed to occur under Mr. Mangano’s 2010 Employment Agreement if any person or group within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act exercises a controlling influence over the management or policies of the Company.  This does not apply to Mr. Reardon’s change of control agreement or his New SERP.

•
Control of election.  A change in control is generally deemed to occur under Mr. Mangano’s 2010 Employment Agreement if any person acquires either directly or indirectly control over the election of a majority of the Company’s directors.  This does not apply to Mr. Reardon’s change of control agreement or his New SERP.

 “Cause” for termination of a named executive officer’s employment means a conviction of a felony or a lesser criminal offense involving moral turpitude, the willful commission of an act that, in the Board’s judgment causes or will likely cause substantial economic damage to the Company or injury to the business reputation of the Company, the commission of an act of fraud in the performance of the named executive officer’s duties, a failure by the named executive officer to perform employment duties, or an order of a federal or state regulatory agency or court of competent jurisdiction requiring the termination of the employment of the named executive officer.

Under Mr. Mangano’s 2010 Employment Agreement, “good reason” includes any of the following actions by us:

•	We materially reduce Mr. Mangano’s responsibilities or authority (including reporting responsibilities);

•	We materially reduce Mr. Mangano’s base salary or benefits; or

•	We materially breach Mr. Mangano’s 2010 Employment Agreement and that breach is not cured within 30 days after he notifies the Company of the breach.

•	We require Mr. Mangano to change the location at which he must perform his services to the Company; or

•	We assign Mr. Mangano duties and responsibilities that constitute a material diminution as compared to those previously assigned to him.

For Mr. Reardon, “good reason” means any of the following actions by us:

•	We significantly reduce Mr. Reardon’s authority or responsibility;

•	We assign Mr. Reardon duties that are materially different or require a significant increase in travel;

•	We reduce Mr. Reardon’s base salary or fail to grant reasonable increases in base salary;

•	We relocate the Company’s principal offices to a location outside the State of New Jersey; or

•	A successor to the Company fails to assume the agreement.

Under Mr. Mangano’s 2010 Employment Agreement, if Mr. Mangano is terminated without cause, or quits for any reason, within 12 months after a change in control, Mr. Mangano becomes entitled to a benefit of a lump sum amount equal to three times the aggregate of his then base salary plus a projected annual cash bonus, to be paid in one lump sum within 10 days after termination, except that such payment may be delayed until the first day of the seventh month after termination, as may be required by Section 409A of the Code.

Under Mr. Mangano’s 2010 Employment Agreement, if Mr. Mangano is terminated without cause, or quits for good reason, other than in the 12-month period following a change in control, Mr. Mangano becomes entitled to a benefit equal to double the aggregate of his base salary plus any appropriate cash bonus on an annual basis at the rate then in effect.  Under Mr. Mangano’s 2010 Employment Agreement, this amount is payable in one lump sum within 10 days after the termination, except that such payment may be delayed until the first day of the seventh month after termination, as may be required by Section 409A of the Code.

In the event that any severance payments would be subject to the excise tax imposed by Section 4999 of the Code or any interest or penalties are incurred by Mr. Mangano as a result of such excise tax, Mr. Mangano will be entitled to receive a gross-up to offset any such amounts.  This is an additional payment by us to the named executive officer to offset the excise tax the named executive officer has to pay, as well as any tax on the “gross-up” payment itself.

Under Mr. Reardon’s change of control agreement, if he is terminated without cause, or quits for good reason, within 18 months after a change in control, Mr. Reardon becomes entitled to a benefit amount of 18 monthly payments equal to one-twelfth of his highest base salary that he received in the 12 months prior to such termination.  If payments under Mr. Reardon’s change of control agreement would not be deductible in whole or in part under Section 280G or 162(m) of the Code, or any combination thereof, such payments will be reduced until the payments are either fully deductible or are reduced to zero.

Mr. Reardon’s benefits under the SERPS will immediately and fully vest, to the extent they have not already vested, upon a change in control.  Under the terms of the SERPS, Mr. Reardon earns the right to an annual nonqualified pension benefit to be paid following termination of employment, subject to a vesting schedule. Mr. Reardon’s SERPS benefit is generally equal to his final base compensation, multiplied by a multiplier of 30%. Final base compensation is generally equal to Mr. Reardon’s highest annual rate of base compensation in effect during the twelve month period prior to termination of employment. In the event that Mr. Reardon, who is currently age 61, terminates employment prior to age 65 (for reasons other than disability, death or change in control, then the SERPS benefit is reduced by 5% for each full or partial year by which the Mr. Reardon’s termination date precedes his attainment of age 65.

CERTAIN TRANSACTIONS WITH MANAGEMENT

Transactions with Related Persons

The Company, through its subsidiary, the Bank, has made loans to its directors and executive officers and their associates and, assuming continued compliance with generally applicable credit standards, it expects to continue to make such loans. All of these loans (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than the normal risk of collectability or present other unfavorable features. As of December 31, 2014 and 2013, the Bank had total loans and loan commitments outstanding to directors and executive officers and their affiliates of $1,015,371 and $1,586,791, respectively, or approximately 1.17% and 2.32% of total shareholder’s equity, respectively, at such dates.  As of December 31, 2014 and 2013, no director or executive officer of the Company or their affiliates was in default under any loan transaction with the Company or the Bank.

The Board has determined that other than the transactions described in the preceding paragraph, no transactions occurred since the beginning of 2013 involving any director, director nominee or executive officer of the Company, any known 5% shareholder of the Company or any immediate family member of any of the foregoing persons (together “related persons”) that would require disclosure as a “related person transaction”.

SHAREHOLDER PROPOSALS

New Jersey corporate law requires that the notice of shareholders’ meeting (for either a regular or special meeting) specify the purpose or purposes of the meeting. Thus, any substantive proposal, including shareholder proposals, must be referred to in the Company’s notice of shareholders’ meeting for the proposal to be properly considered at a shareholders’ meeting.

Proposals of shareholders which are eligible under the rules of the Securities and Exchange Commission to be included in the Company’s 2016 proxy materials must be received by the Corporate Secretary of the Company no later than December 16, 2015.

If the Company changes the date of its 2016 annual meeting of shareholders to a date more than 30 days from the anniversary of the date of its 2015 Annual Meeting, then the deadline for submission of shareholder proposals will be changed to a reasonable time before the Company begins to print and mail its proxy materials. If the Company changes the date of its annual meeting in a manner that alters the deadline, the Company will so state under Part II, Item 5 of the first quarterly report on Form 10-Q it files with the SEC after the date change, or will notify its shareholders by another reasonable method.

Under our bylaws, written notice of shareholder nominations to the Board of Directors must be delivered to the Company’s Secretary not less than 90 days prior to the first anniversary of the preceding year’s annual meeting of shareholders. Accordingly, any shareholder who wishes to have a nomination considered at the 2016 annual meeting of shareholders must deliver a written notice (containing the information specified in our bylaws regarding the shareholder and the proposed action) to the Company’s Secretary by February 21, 2016.

OTHER MATTERS

As of the date of this proxy statement, the Board is not aware of any other matters that may come before the Annual Meeting. However, in the event such other matters come before the meeting, the persons named on the white proxy card will have the discretion to vote on those matters using their best judgment.

Shareholders are urged to sign the enclosed proxy, which is solicited on behalf of the Board, and return it in the enclosed envelope.

By Order of the Board of Directors

ROBERT F. MANGANO President and Chief Executive Officer

A copy of the annual report to shareholders for the fiscal year ended December 31, 2014 accompanies this proxy statement.  The annual report is a combined report with the Company’s Annual Report on Form 10-K (without exhibits) for the year ended December 31, 2014 filed with the Securities and Exchange Commission.  The Company will provide copies of the exhibits to the Form 10-K upon payment of a reasonable fee, upon receipt of a request addressed to the Corporate Secretary, 1st Constitution Bancorp, 2650 Route 130 North, Cranbury, New Jersey 08512.

Appendix A

1ST CONSTITUTION BANCORP
2015 DIRECTORS STOCK PLAN

1.           Purpose.                      The purpose of this 1st Constitution Bancorp 2015 Directors Stock Plan (the “Plan”) is to promote the success of 1st Constitution Bancorp, a New Jersey corporation (the “Company”), by providing a method whereby members of the Board of Directors of the Company and its subsidiaries who are not Employees of the Company or any of its Subsidiaries will be encouraged to further promote long-term shareholder value by increasing their personal interest in the continued success and progress of the Company.

2.           Definitions.                 In addition to the terms defined in Section 1 above and elsewhere in the Plan, the following capitalized terms used in the Plan have the respective meanings set forth in this Section:

(a)           “Board” shall mean the Board of Directors of the Company.

(b)            “Code” shall mean the Internal Revenue Code of 1986, as amended, and any Treasury regulations promulgated thereunder.

(c)           “Common Stock” shall mean the Company’s common stock, and any other equity securities of the Company that may be substituted or resubstituted for Common Stock pursuant to Section 4(c) hereof.

(d)           “Director” shall mean a member of the Board who is not an Employee.  The term Director shall also mean any member of the board of directors of a subsidiary or affiliate of the Company, who is not an Employee.

(e)           “Employee” shall mean an individual who is an active payroll employee of the Company or any of its Subsidiaries at a designated time.

(f)           “Fair Market Value” means the fair market value of Common Stock, as determined by the Board or under procedures established by the Board.  Unless otherwise determined by the Board, the Fair Market Value of Common Stock as of any given date shall be determined as follows:  (i)  if the Common Stock is traded over-the-counter on the date in question, but is not classified as a national market issue, and the Common Stock is regularly traded in this manner, then Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the Nasdaq system for such date; or (ii)  if the Common Stock is traded over-the-counter on the date in question and is classified as a national market issue, and is regularly traded in this manner, then the Fair Market Value shall be equal to the last-transaction price quoted by the Nasdaq system for such date; or (iii) if the Common Stock is traded on a stock exchange on the date in question, and is regularly traded in this manner, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; or (iv) in the event (i), (ii) or (iii) do not apply, in such manner as the Board shall determine. In all events, Fair Market Value shall be determined in accordance with Section 409A of the Code.

(g)           “Option” shall mean an option to purchase Common Stock granted under Section 5 of the Plan.  All Options will be nonqualified stock options, and will not be “incentive stock options” under Section 422 of the Code.

1

(h)           “Grantee” means a person to whom an Option or an award of Restricted Stock has been granted under the Plan.

(i)           “Restricted Stock” shall mean shares of Common Stock granted to Directors under Section 7 of the Plan.

(j)           “Subsidiary” shall mean an entity 50% or more of the voting securities of which are owned directly or indirectly by the Company and its Subsidiaries excluding for this purpose securities which are held by a Subsidiary that is a bank in a fiduciary capacity.

3.           Administration

(a)           The Board shall administer the Plan.  The Board shall have full power and authority to grant Options and Restricted Stock pursuant to the provisions of the Plan, to interpret the provisions of the Plan and any agreements reflecting Options and Restricted Stock issued under the Plan, and to supervise the administration of the Plan, including the adoption of the rules and regulations for the administration of the Plan.  The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or the Secretary or any other officer of the Company to execute and deliver documents on behalf of the Board.

(b)           All decisions of the Board pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company, its shareholders, employees and Directors.

(c)           No member of the Board shall be liable for anything done or omitted to be done by him or her or any other member of the Board in connection with the Plan, except for his or her own willful misconduct or as expressly provided by statute.

4.           Shares Subject to the Plan

(a)           The shares of Common Stock to be delivered upon exercise of Options granted and for awards of Restricted Stock under the Plan may be made available from the authorized but unissued shares of the Company or treasury shares or from shares reacquired by the Company, including shares purchased in the open market, or any combination thereof.

(b)           Subject to adjustments made pursuant to the provisions of Section 4(c), the aggregate number of shares to be delivered upon the exercise of all Options and for awards of Restricted Stock shall not exceed fifty thousand (50,000) shares of Common Stock.

(c)           In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by the Company of all or part of its assets, any distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event, the number or kind of shares that may be issued under the Plan pursuant to Section 4(b) above, and the number or kind of shares subject to, and the Option price per share under, all outstanding Options and all outstanding awards of Restricted Stock shall be automatically adjusted so that the proportionate interest of the Grantee shall be maintained as before the occurrence of such event; such adjustment in outstanding Options shall be made without change in the total Option exercise price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option exercise price per share, and such adjustment shall be conclusive and binding for all purposes of the Plan.

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(d)           If an Option granted under the Plan shall expire or terminate for any reason, or if a share of Restricted Stock shall be forfeited, then the shares of Common Stock subject to, but not delivered under, such Option (or the forfeited Restricted Stock shares) shall be available for other Option and Restricted Stock grants under the Plan.

5.           Eligibility and Extent of Participation

(a)           Persons eligible to receive Options and Restricted Stock awards under the Plan shall consist only of individuals who are Directors at the time of grant and who are not then Employees.

(b)           The Board is authorized to grant Options and/or Restricted Stock to Directors in such amounts and at such times and upon such terms as it deems prudent and reasonable, and such grants need not be uniform as to all Directors.  The terms of such grants shall be set forth in written award documents, to be provided to the Grantees.

(c)           Options and Restricted Stock shall not be transferable by the Grantee other than by will or the laws of descent and distribution, and Options shall be exercisable during his or her lifetime only by him or her or any other Person authorized to exercise the Option in accordance with the terms of the Plan.

(d)           Notwithstanding any term to the contrary in this Plan or in the terms of any Option agreement granted hereunder, the Board is specifically authorized (but not obligated) to terminate and distribute the cash value of any Option to a Director, former Director, or his or her beneficiary(ies) in the event that the Company undergoes (or is to undergo) a merger, consolidation, acquisition, asset sale, or other similar corporate event, if following such transaction the Company will no longer be filing reports with the Securities and Exchange Commission under Section 12 of the Exchange Act, or if all or substantially all Common Stock of the Company will be held by an entity or its affiliates, or in such other event as the Board deems prudent.

6.           Options.

(a)           Each Option granted under the Plan shall be evidenced by an agreement which shall be executed by the Grantee and, on behalf of the Company, by an officer of the Company, and shall contain such provisions consistent with the Plan as may be approved by the Board and may be supplemented and amended from time to time as approved by the Board.

(b)           The price at which shares of Common Stock may be purchased upon exercise of a particular Option shall be 100 percent of the Fair Market Value of such shares at the time such Option is granted, but in no event less than the par value thereof (if any).

(c)           The Board shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price and withholding taxes, if any, may be paid or deemed to be paid and the form of such payment, including, without limitation, cash, Common Stock, other awards granted under other plans of the Company or any subsidiary or affiliate, or other property (including notes and other contractual obligations to make payment on a deferred basis, such as through “cashless exercise” arrangements, to the extent permitted by applicable law), and the methods by, or forms in which, Common Stock will be delivered or deemed to be delivered in satisfaction of Options to Grantees (including deferred delivery of shares representing the Option “profit,” at the election of the Grantee or as mandated by the Board, with such deferred shares subject to any vesting, forfeiture or other terms as the Board may specify).  To the extent that an Option exercise price and/or withholding taxes, if any, may be paid in Common Stock as provided above, Common Stock delivered by the Grantee may be Common Stock that acquired upon exercise of one or more other Options, but only if such Common Stock has been held by the Grantee for at least six months.

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(d)           An Option granted under the Plan may not be transferred except by will or the laws of descent and distribution.  During the lifetime of a Grantee, an Option may be exercised only by the Grantee, or by a duly appointed legal guardian in the event of the legal disability of the Grantee.  Except as specifically provided in the Plan, no person shall have any right to assign, transfer, alienate, pledge, encumber or subject to lien the benefits to which such person is entitled thereunder, and benefits under the Plan shall not be subject to adverse legal process of any kind.  No prohibited assignment, transfer, alienation, pledge or encumbrance of benefits or subjection of benefits to lien or adverse legal process of any kind will be recognized by the Board, and in such case the Board may terminate the right of such person to such benefits and direct that they be held or applied for the benefit of such person, his or her spouse, children or other dependents in such manner and in such proportion as the Board deems advisable.  If a person to whom benefits are due shall be or become incompetent, either physically or mentally, in the judgment of the Board, then the Board shall have the right to determine to whom such benefits shall be paid for the benefit of such person.

(e)           Options shall not be exercisable:

(i)           prior to the date on which the Option award document so states, nor after it expires, provided however, that an Option shall automatically become immediately exercisable in full if an Grantee ceases to be a Director by reason of his or her death or disability (as determined in the sole discretion of the Board), subject to applicable restrictions set forth in Section 11(a).  Except to the extent otherwise provided in the Option grant agreement, unvested Options shall expire and be forfeited if a Director voluntarily ceases to be a Director;

(ii)          unless payment in full is made at the time of exercise in accordance with the terms of the Option award; and

(iii)         unless the person exercising the Option has been, at all times during the period beginning with the date of grant of the Option and ending on the date of such exercise, a Director, except that

(A)           if such person shall cease to be a Director for reasons other than his or her death or disability, while holding an Option that has not expired and has not been fully exercised, such person, at any time within three years of the date he or she ceased to be such a Director (but in no event after the Option has expired), may exercise the exercisable portion of such Option with respect to any shares of Common Stock as to which he or she had not exercised the Option on the date he or she ceased to be a Director; or

(B)           if any person to whom an Option has been granted under this Plan shall die or cease to be a Director as a result of his or her disability holding an Option that has not expired and has not been fully exercised, he or she, or his or her legal guardian or his or her executors, administrators, heirs or distributees, as the case may be, may, at any time within one year after the date of such death or termination of Director status as a result of disability (but in no event after the Option has expired) exercise the Option.

(f)           It shall be a condition to the obligation of the Company to issue shares of Common Stock upon exercise of an Option, that the holder (or any beneficiary or person entitled to exercise such Option pursuant to the Plan) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, or local income or other taxes.  If the amount requested is not paid, the Company may refuse to issue shares of Common Stock.

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7.           Restricted Stock.

(a)           Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Board may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the Board may determine at the date of grant (or thereafter).  Except to the extent restricted under the terms of the Plan and any award document relating to the Restricted Stock, a Grantee granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirements imposed by the Board).

(b)           Restricted Stock will vest over such period as is determined by the Board, except that the Board may provide for earlier vesting in the event of a Director’s death, disability, or retirement, or in other special circumstances.

(c)           Except as otherwise determined by the Board, upon termination of service as a Director during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided, however, that the Board may waive such restrictions or forfeiture conditions relating to Restricted Stock as it, in its sole discretion, so determines.

(d)           Restricted Stock granted under the Plan may be evidenced in such manner as the Board shall determine.  If certificates representing Restricted Stock are registered in the name of the Grantee, then the Board may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Grantee deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(e)           It shall be a condition to the obligation of the Company to issue or deliver shares of Common Stock upon vesting of a Restricted Stock award that the holder pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, or local income or other taxes.  If the amount requested is not paid, the Company may refuse to issue shares of Common Stock.

8.           Delivery of Shares.  No shares shall be delivered pursuant to any exercise of an Option or vesting of the Restricted Stock until the requirements of such laws and regulations as may be deemed by the Board to be applicable thereto are satisfied.

9.           Amendments, Suspension or Discontinuance.  The Board may amend, suspend, or discontinue the Plan at any time.  Except with the consent of a Grantee, no amendment, suspension or termination of the Plan shall impair the right of any recipient of any Options or Restricted Stock granted under the Plan, except to the extent otherwise provided herein.

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10.         Termination.  This Plan shall terminate upon the earlier of the following dates or events to occur:

(a)           the adoption of a resolution of the Board terminating the Plan; or

(b)           ten years after the date the Plan is initially adopted.

11.           Miscellaneous.

(a)           The Company may, to the extent deemed necessary or advisable by the Board, postpone the issuance or delivery of Common Stock upon exercise of an Option or vesting of Restricted Stock or payment of other benefits under any award until completion of such registration or qualification of such stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Board may consider appropriate, and may require any Grantee to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b)           All expenses and costs in connection with the operation of the Plan shall be borne by the Company.

(c)           Proceeds from the sale of shares pursuant to Options granted under this Plan shall constitute general funds of the Company.

(d)           Upon any distribution of shares of Common Stock pursuant to any provision of the Plan, the distributee may be required to represent in writing that he or she is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.  The certificates for shares delivered under the Plan may include any legend which the Board or counsel for the Company deems appropriate to reflect any restrictions on transfers.

(e)           Except as expressly provided for in the Plan, no member of the Board or Director or other person shall have any claim or right to be granted an Option or Restricted Stock under the Plan.  Neither the Plan nor any action taken hereunder shall be construed as giving any member of the Board or Director any right to be retained in the service of the Company or any of its subsidiaries or affiliates.

12.         Effective Date.  The Plan shall become effective if, and at such time as, the stockholders of the Company have approved it by the affirmative vote of the holders of a majority of the voting securities of the Company cast in person or by proxy and entitled to vote on the subject matter at a duly held meeting of the stockholders at which a quorum is present.

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Appendix B

1ST CONSTITUTION BANCORP

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee is appointed by the Board to assist the Board in monitoring: (1) the integrity of the financial statements of the Company, (2) the independent auditor’s qualifications and independence, (3) the performance of the Company’s internal audit function and independent auditor, and (4) the compliance by the Company with legal and regulatory requirements.  The term “Company” as used herein means 1st Constitution Bancorp.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

Committee Membership

The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq and applicable federal law.  At least one member of the Audit Committee shall qualify as a “financial expert” in accordance with applicable SEC rules.

The members of the Audit Committee shall be appointed by the Board on the recommendation of the Company’s Nominating Committee.  One of the members shall be appointed Audit Committee Chairperson by the Board of Directors.  Audit Committee members may be replaced by the Board.

Committee Authority and Responsibilities

The Audit Committee is to serve as a focal point for communication among non-committee directors, the independent auditor, internal auditor and the Company's management, as their duties relate to financial accounting, reporting and internal controls. The Audit Committee is to assist the Board of Directors in fulfilling its fiduciary responsibilities as to accounting policies, internal, financial and operating controls, ensuring adequate policies, practices and procedures to properly safeguard the security of the Company’s physical assets and personnel, standards of corporate conduct and performance, reporting practices of the Company and the sufficiency of auditing relative thereto. It is to be the Board's principal agent in assuring the independence and adequacy of the Company's independent auditor and internal audit department, the integrity of the Company's management and the adequacy of disclosure to shareholders.

The Audit Committee shall have the sole authority to appoint or replace the independent auditor and shall have principal responsibility on the behalf of the Board for the oversight of the independent auditor.  The Audit Committee shall approve all audit engagement fees and terms and all non-audit engagements with the independent auditor.  The Audit Committee shall consult with management but shall not delegate these responsibilities.

The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee may when appropriate delegate authority to one or more of its members or to one or more subcommittees.

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The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend meetings of the Committee or to meet with any members of or advisors or consultants to the Committee. The Audit Committee shall meet with management, with the internal auditors and with the independent auditor in separate executive sessions at least quarterly.

The Audit Committee shall provide regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee’s own performance.

The Audit Committee shall:

Financial Statement and Disclosure Matters

1.
Review and discuss with management and with the independent auditor the annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

2.
Review and discuss with management and with the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor’s review of the quarterly financial statements.

3.
Discuss with management and with the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls, the development, selection and disclosure of critical accounting policies and practices, and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company’s financial statements.

4.
Discuss with management the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as prospective financial information and earnings guidance provided to analysts and rating agencies.

5.	Discuss with management and the independent auditor the effect on the Company’s financial statements of regulatory and accounting initiatives as well as any off-balance sheet structures.

6.
Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

7.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss:

(a)	the adoption of, or changes to, the Company’s significant auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

(b)	the management letter provided by the independent auditor and the Company’s response to that letter.

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(c)
any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

Oversight of the Company’s Relationship with the Independent Auditor

1.	Review the experience and qualifications of the senior members of the independent auditor team.

2.
Obtain and review a report from the independent auditor at least annually regarding (a) the auditor’s internal quality control procedures, (b) any material issues raised by the most recent quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor’s quality controls are adequate and the provision of non-audit services is compatible with maintaining the auditor’s independence, and taking into account the opinions of management and the internal auditor. The Audit Committee shall present its conclusions to the Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

3.	Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the lead audit partner or even the independent auditing firm on a regular basis.

4.	Recommend to the Board policies for the Company’s hiring of employees or former employees of the independent auditor who were engaged on the Company’s account.

5.	Discuss with the independent auditor any issues on which the national office of the independent auditor has been consulted by the independent auditor’s audit team.

6.	Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Oversight of the Company’s Internal Audit Function

1.	Periodically review the functions, responsibility and performance of the internal auditing team.

2.	Review significant reports to management prepared by the internal auditing department and management’s responses.

3.	Discuss with the independent auditor the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

Compliance Oversight Responsibilities

1.	Obtain from the independent auditor assurance that Section 10A (“Audit Requirements”) of the Securities Exchange Act of 1934 has not been implicated.

2.
Obtain reports from management, the Company’s internal auditing team and the independent auditor that the Company and its subsidiaries are in conformity with applicable legal requirements and with the Company’s code of business conduct and ethics.

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3.	Review and, if appropriate, approve all material transactions with affiliated entities or other related parties or persons.

4.
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company’s financial statements or accounting policies.

5.	Discuss with the Company’s legal counsel any legal matters that may have a material impact on the financial statements or the Company’s compliance policies.

Procedures For Employee And Other
Third Party Complaints And Inquiries

The Audit Committee is responsible for establishing, and periodically reviewing, procedures for:

(1)           the receipt, retention and treatment of any complaints received by the Company or its subsidiaries concerning any accounting, internal controls, or auditing matters; and

(2)           the submission by any Company employee of any claims or concerns regarding questionable accounting or auditing matters.

The Audit Committee will work with the Company’s internal audit staff in developing these procedures.  The Company’s internal audit staff and the senior financial staff will be responsible for insuring that any material claim or other communication concerning the foregoing matters is brought to the attention of the Chairperson of the Audit Committee.

Limitation of Audit Committee’s Role

While the Audit Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

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Appendix C

1ST CONSTITUTION BANCORP

COMPENSATION COMMITTEE CHARTER

Purpose

The Compensation Committee (“Committee”) is appointed by the Board of Directors (the “Board”) of 1st Constitution Bancorp (the “Company”) to assist the Board with respect to the compensation of the Company’s officers and its outside directors. The Committee has overall responsibility for evaluating and approving salary, incentive compensation and equity compensation for the Chief Executive Officer of the Company (“CEO”) and the other officers of the Company and for evaluating and recommending to the full Board the compensation levels of non-employee directors of the Company.

The Committee is also responsible for producing an annual report on executive compensation for inclusion in the Company’s annual proxy statement.

Committee Membership & Processes

The Committee shall consist of no fewer than three members, all of whom shall be non-management directors. The Committee shall undertake reasonable efforts to confirm to the Board that (i) each member of the Committee shall meet the applicable independence requirements set forth in the Nasdaq Stock Market rules, subject to any exceptions therein, and (ii) at least two members shall meet the “non-employee director” standard of Rule 16b-3 under the Securities Exchange Act of 1934 (“Rule 16b-3”) and the “outside director” standard of Section 162(m) of the Internal Revenue Code (“Section 162(m)”).  Any member of the Committee who does not meet the “non-employee director” or “outside director” standard shall recuse him or herself from any Committee deliberations or actions required for purposes of Section 16 or Section 162(m), respectively.

The members of the Committee shall be appointed and removed or otherwise replaced by the Board.  Vacancies on the Committee may be filled by the Board in its discretion. One member of the Committee shall be appointed by the Board to serve as Chairperson of the Committee.

The Committee shall conduct its business in accordance with this charter, the Company’s Certificate of Incorporation and By-laws and any direction by the Board.  The Committee shall meet as often as it determines, but not less than twice annually.

A majority of the members of the Committee shall constitute a quorum for the transaction of any business at any Committee meeting. If a quorum is present when a vote is taken, then the affirmative vote of a majority of Committee members present shall constitute an act of the Committee.

Committee Authority and Responsibilities

1.
The Committee shall annually review and approve for the CEO and the other officers of the Company, (a) the annual base salary level, (b) the annual incentive opportunity level, (c) any long-term incentive opportunity level, (d) equity compensation awards and (e) any other special compensation.  The CEO may not be present during voting or deliberations by the Committee relating to the CEO’s performance or compensation.

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2.
The Committee shall regularly review and recommend to the Board the compensation of non-employee directors for their service on the Board and on Committees of the Board, including any additional compensation for chairpersons.

3.
The Committee shall administer all equity compensation plans of the Company in which officers, directors or employees of the Company or its subsidiaries may participate, unless otherwise determined by the Board.

4.
The Committee shall review and approve all equity compensation plans and amendments, and seek Board approval for such plans, prior to submitting such plans to shareholders for approval pursuant to Nasdaq Stock Market rules.

5.
The Committee shall review annually an assessment of any potential conflicts of interest raised by the work of any compensation consultant who played a role in determining or recommending officer or director compensation and determine whether any proxy disclosure of a conflict of interest is required.

6.	The Committee may when appropriate delegate authority to one or more members or to one or more subcommittees established by the Committee.

7.           The Committee shall make regular reports to the Board.

8.	The Committee shall review and reassess the adequacy of this charter annually and recommend to the Board any proposed changes.

9.	The Committee shall annually review its own performance and report to the Board.

Advisors

The Committee may, in its sole discretion, retain or obtain the advice of any compensation consultant, legal counsel or financial, accounting or other advisor, including Company officers or employees (“Advisor”) to assist it in the evaluation of officer and outside director compensation levels and as it otherwise determines necessary to carry out its duties.  The Committee shall be directly responsible for the appointment, compensation and oversight of any Advisor that it retains.  The Committee shall receive appropriate funding, as determined by the Committee, from the Company for payment of reasonable compensation to any outside Advisor employed by the Committee.

To the extent required under the Nasdaq Stock Market rules, prior to retaining an outside Advisor or seeking advice from any Advisor (whether retained by the Committee or management) and on an annual basis, or more frequently if appropriate, the Committee must consider the independence of the Advisor, taking into consideration the following factors relevant to such Advisor’s independence from Company management:

a.	the provision of other services to the Company or any subsidiaries by the entity that employs the Advisor;

b.	the amount of fees received from the Company by the entity that employs the Advisor, as a percentage of the total revenue of such entity;

c.	the policies and procedures of the entity that employs the Advisor that are designed to prevent conflicts of interest;

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d.	any business or personal relationship of the Advisor with a member of the Committee;

e.	any stock of the Company owned by the Advisor; and

f.	any business or personal relationship of the Advisor or the entity employing the Advisor with an officer of the Company.

If the foregoing independence assessment is required under Nasdaq Stock Market rules, the Committee is not required to conduct such assessment with respect to in-house legal counsel or any Advisor that acts in a role limited to (i) consulting on any broad-based plan that does not discriminate in scope, terms or operation in favor of executive officers or directors of the Company and that is generally available to all salaried employees and/or (ii) providing information that is not customized for the Company or that is customized based on parameters that are not developed by the Advisor and about which such Advisor does not provide advice.

The Committee may retain, or receive advice from any Advisor it prefers, including ones that are not independent. The Committee is not required to implement or act consistently with the advice or recommendations of any Advisor, and the authority granted in this charter shall not affect the ability or obligation of the Committee to exercise its own judgment in fulfillment of its duties.

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Appendix D

1ST CONSTITUTION BANCORP

NOMINATING COMMITTEE CHARTER

Purpose

The Nominating Committee (the “Committee”) of 1st Constitution Bancorp (the “Company”) is appointed by the Board of Directors of the Company (the “Board”):

(1)
to assist the Board by identifying individuals qualified to become Board members, and to recommend to the Board, consistent with the criteria set forth in the Company’s Corporate Governance Guidelines, the director nominees for the next annual meeting of shareholders and directors to fill any vacancies between annual meetings;

(2)	to develop and recommend to the Board the corporate governance guidelines applicable to the Company;

(3)	to lead the Board in its annual review of the Board’s performance;

(4)	to recommend to the Board director nominees for each Board committee; and

(5)	to review and revise as necessary the Company’s Code of Business Conduct and Ethics.

Committee Membership

The Committee shall consist of no fewer than three members. The members of Committee shall meet the Nasdaq independence requirements.

The members of the Committee shall be appointed and replaced by the Board.

Committee Authority and Responsibilities

1.
The Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm’s fees and other retention terms. The Committee shall also have the authority to obtain advice and assistance from internal or external legal, accounting or other advisors without the requirement to consult management.

2.	The Committee shall actively seek and identify individuals qualified to become Board members for recommendation to the Board when vacancies occur in the Board.

3.
The Committee shall receive comments from all directors and report annually to the Board with an assessment of the Board’s performance, to be discussed with the full Board following the end of each fiscal year.

4.	The Committee shall review and reassess the adequacy of the Company’s Corporate Governance Guidelines and recommend any proposed changes to the Board for approval.

5.	The Committee may form and delegate authority to subcommittees when appropriate.

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6.	The Committee shall make regular reports to the Board.

7.	The Committee shall review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. The Committee shall annually review its own performance.

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1ST CONSTITUTION BANCORP

Proxy Solicited on Behalf of the Board of Directors
for the Annual Meeting of Shareholders on May 21, 2015

The undersigned hereby appoints Robert F. Mangano and Stephen J. Gilhooly and each of them, with full power of substitution, as attorneys and proxies for the undersigned, to attend the 2015 Annual Meeting of Shareholders of 1st Constitution Bancorp (the “Company”), to be held at the Forsgate Country Club, 375 Forsgate Drive, Monroe Township, New Jersey, on May 21, 2015, at 3:00 p.m. Eastern Time, or any adjournment thereof, and to vote the number of shares of common stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows:

1.	The election of the following nominee as director of the Company: Charles S. Crow, III	For ☐	Withhold ☐

2.	The adoption of the 1st Constitution Bancorp 2015 Directors Stock Plan.	For ☐	Against ☐	Abstain ☐

3.	The approval of the compensation of the Company’s named executive officers on an advisory (non-binding) basis.	For ☐	Against ☐	Abstain ☐

4.	The ratification of the selection of BDO USA LLP as independent registered public accounting firm of the Company for the Company’s 2015 fiscal year.	For ☐	Against ☐	Abstain ☐

5.	In their discretion, on the conduct of other business if properly raised.

If this proxy is properly signed and is not revoked, the proxies will vote as specified herein or, if a choice is not specified, they will vote “FOR” the nominee listed in Item 1, “FOR” the proposals set forth in Items 2, 3 and 4, and in their discretion on the conduct of other business if properly raised.

This proxy is solicited by the Board of Directors of the Company.

Please sign exactly as your names appear hereon, indicating, where proper, official position or representative capacity.

Date: , 2015

(Signatures)